SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
                                                                     -----

         File No. 2-82734:

         Pre-Effective Amendment No.____

         Post-Effective Amendment No._25_                              X
                                                                     -----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X
                                                                     -----

         File No. 811-3706:

         Amendment No._29_


         AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
         (Exact Name of Registrant as Specified in Charter)

         4500 Main Street, Kansas City, MO  64141-6200
         (Address of Principal Executive Offices)

         Registrant's Telephone Number, including Area Code:  (816)531-5575

         Douglas A. Paul
         Secretary, Vice President
         and General Counsel
         1665 Charleston Road, Mountain View, CA  94043
         (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Immediately, upon effectiveness (first offered 8/1/84)

It is proposed that this filing become effective:

     _____ immediately upon filing pursuant to paragraph (b) of Rule 485
     __X__ on December 15, 1997 pursuant to paragraph (b) of Rule 485
     _____ 60 days after filing pursuant to paragraph (a) of Rule 485
     _____ on (date) pursuant to paragraph (a)(1) of Rule 485
     _____ 75 days after filing pursuant to paragraph (a) (2) of Rule 485
     _____ on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
Registrant has elected to register an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On October 22, 1997, the Registrant filed a Rule 24f-2 Notice on Form 24f-2 with respect to its fiscal year ended August 31, 1997.

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    1933 Act Post-Effective Amendment No. 25
                            1940 Act Amendment No. 29

                                    FORM N-1A
                              CROSS-REFERENCE SHEET


PART A:  PROSPECTUS

ITEM      PROSPECTUS CAPTION

1         Cover Page; Investment Objectives of the Funds

2         Transaction and Operating Expense Table

3         Financial Highlights, Performance Advertising

4 Management; Further Information About American Century, Investment Policies of the Funds, Investment Objectives of the Funds, Risk Factors and Investment Techniques, Other Investment Practices, Their Characteristics and Risks

5         Management, Transfer and Administrative Services, Financial Highlights

5A        Not Applicable

6 Further Information About American Century, How to Redeem Shares, Cover Page, Distributions, Taxes

7 Cover Page, How to Open an Account, Distribution of Fund Shares, Share Price, Transfer and Administrative Services, How to Exchange from One Account to Another

8         How to Redeem Shares, Transfer and Administrative Services

9         Not Applicable



PART B:  STATEMENT OF ADDITIONAL INFORMATION

ITEM      STATEMENT OF ADDITIONAL INFORMATION CAPTION

10        Cover Page

11        Table of Contents

12        About the Trust

13 Investment Policies and Techniques, Investment Restrictions, Portfolio Transactions

14        Trustee and Officers

15        Additional Purchase and Redemption Information, Trustees and Officers

16        Management, Transfer and Administrative Services, About the Trust

17        Portfolio Transactions

18        About the Trust

19 Additional Purchase and Redemption Information, Valuation of Portfolio Securities

20        Taxes

21        Distribution  of  Fund  Shares,  Additional  Purchase  and  Redemption
          Information

22        Performance

23        Cover Page

                                  PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)

                               DECEMBER 15, 1997


                                    BENHAM
                                 GROUP(reg.tm)

                       California Tax-Free Money Market

                       California Municipal Money Market

                       California Limited-Term Tax-Free

                     California Intermediate-Term Tax-Free

                         California Long-Term Tax-Free

                        California High-Yield Municipal

                          California Insured Tax-Free

INVESTOR CLASS


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                         AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
           Benham                 American Century           Twentieth Century
            Group                       Group                      Group
-------------------------------------------------------------------------------
     MONEY MARKET FUNDS          ASSET ALLOCATION &           GROWTH FUNDS
   GOVERNMENT BOND FUNDS           BALANCED FUNDS          INTERNATIONAL FUNDS
   DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS
    MUNICIPAL BOND FUNDS          SPECIALTY FUNDS
-------------------------------------------------------------------------------

    California Tax-Free
     Money Market Fund*

    California Municipal
     Money Market Fund*

  California Limited-Term
      Tax-Free Fund*

California Intermediate-Term
      Tax-Free Fund*

    California Long-Term
      Tax-Free Fund*

   California High-Yield
      Municipal Fund*

    California Insured
       Tax-Free Fund



                                   PROSPECTUS
                               DECEMBER 15, 1997

     California Tax-Free Money Market * California Municipal Money Market * California Limited-Term Tax-Free * California Intermediate-Term Tax-Free *
        California Long-Term Tax-Free * California High-Yield Municipal *
                           California Insured Tax-Free

                                INVESTOR CLASS

           AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

    American Century California Tax-Free and Municipal Funds are a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Seven of the funds from our Benham Group, which seek to obtain interest income that is exempt from federal and California income taxes, are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

    This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated December 15, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419200
                Kansas City, Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                        Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY - BENHAM CALIFORNIA TAX-FREE MONEY MARKET FUND

AMERICAN CENTURY - BENHAM CALIFORNIA MUNICIPAL MONEY MARKET FUND

California Tax-Free Money Market and California Municipal Money Market are money market funds which seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

AMERICAN CENTURY - BENHAM CALIFORNIA LIMITED-TERM TAX-FREE FUND

AMERICAN CENTURY - BENHAM CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND

AMERICAN CENTURY - BENHAM CALIFORNIA LONG-TERM TAX-FREE FUND

California Limited-Term Tax-Free, California Intermediate-Term Tax-Free and California Long- Term Tax-Free seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital.

AMERICAN CENTURY - BENHAM CALIFORNIA HIGH-YIELD MUNICIPAL FUND

California High-Yield Municipal seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities.

AMERICAN CENTURY - BENHAM CALIFORNIA INSURED TAX-FREE FUND

California Insured Tax-Free seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with safety of principal through investment in insured California municipal securities.


       AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED
                         BY THE U.S. GOVERNMENT.

  For ease of reference, the Funds sometimes will be referred to in this Prospectus by their investment category or fund type. California Tax-Free Money Market and California Municipal Money Market are referred to as the "Money
Market Funds." The other five funds are sometimes referred to as the "Variable-Price Funds."

  EACH OF THE FUNDS CONCENTRATES ITS INVESTMENTS GEOGRAPHICALLY BY INVESTING IN SECURITIES ISSUED BY AGENCIES, INSTRUMENTALITIES AND MUNICIPALITIES OF THE STATE OF CALIFORNIA. BECAUSE OF THIS CONCENTRATION, THE FUNDS MAY BE RISKIER THAN SIMILAR MUTUAL FUNDS WITH NO GEOGRAPHIC CONCENTRATION.

             There is no assurance that the Funds will achieve their
                        respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Funds .........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5

INFORMATION REGARDING THE FUNDS
Investment Policies of the Funds ..........................................   12
  California Tax-Free Money Market, California
      Municipal Money Market, California Limited-Term
      Tax-Free, California Intermediate-Term Tax-Free,
      California Long-Term Tax-Free .......................................   12
  California High-Yield Municipal .........................................   12
  California Insured Tax-Free .............................................   12
Portfolio Investment Quality and Maturity
  Guidelines ..............................................................   13
  Money Market Funds ......................................................   13
  Variable-Price Funds ....................................................   13
Risk Factors and Investment Techniques ....................................   14
  Basic Fixed Income Investment Risks .....................................   14
      Interest Rate Risk ..................................................   15
      Credit Risk .........................................................   15
      Liquidity Risk ......................................................   15
      Concentration Risk ..................................................   15
      Call Risk ...........................................................   15
  California Obligations ..................................................   15
  Special Considerations Regarding
      California High-Yield Municipal .....................................   16
  California Insured Tax-Free: Insurance Feature ..........................   16
  Municipal Securities ....................................................   16
Tax-Exempt Securities .....................................................   18
Other Investment Practices, Their Characteristics
  and Risks ...............................................................   18
  Portfolio Turnover ......................................................   18
  When-Issued and Forward Commitment
      Agreements ..........................................................   18
  Interest Rate Futures Contracts and
      Options Thereon .....................................................   18
  Rule 144A Securities ....................................................   19
  Cash Management .........................................................   19
 Other Techniques .........................................................   19
Performance Advertising ...................................................   20

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ..............................................   21
Investing in American Century .............................................   21
How to Open an Account ....................................................   21
      By Mail .............................................................   21
      By Wire .............................................................   21
      By Exchange .........................................................   22
      In Person ...........................................................   22
  Subsequent Investments ..................................................   22
      By Mail .............................................................   22
      By Telephone ........................................................   22
      By Online Access ....................................................   22
      By Wire .............................................................   22
      In Person ...........................................................   22
  Automatic Investment Plan ...............................................   22
How to Exchange from One Account to Another ...............................   22
      By Mail .............................................................   23
      By Telephone ........................................................   23
      By Online Access ....................................................   23
How to Redeem Shares ......................................................   23
      By Mail .............................................................   23
      By Telephone ........................................................   23
      By Check-A-Month ....................................................   23
      Other Automatic Redemptions .........................................   23
Redemption Proceeds .......................................................   23
      By Check ............................................................   23
      By Wire and ACH .....................................................   23
Redemption of Shares in Low-Balance Accounts ..............................   24
Signature Guarantee .......................................................   24
Special Shareholder Services ..............................................   24
      Automated Information Line ..........................................   24
      Online Account Access ...............................................   24
      CheckWriting ........................................................   24
      Open Order Service ..................................................   25
      Tax-Qualified Retirement Plans ......................................   25
Important Policies Regarding Your Investments .............................   25
Reports to Shareholders ...................................................   26
Employer-Sponsored Retirement Plans and
  Institutional Accounts ..................................................   26

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   27
  When Share Price Is Determined ..........................................   27
  How Share Price Is Determined ...........................................   27
  Where to Find Information About Share Price .............................   28
Distributions .............................................................   28
Taxes .....................................................................   28
  Tax-Deferred Accounts ...................................................   28
  Taxable Accounts ........................................................   28
  Special Tax Information .................................................   29
  Municipal Securities ....................................................   29
  AMT Liability ...........................................................   30
  Exempt-Interest Dividends ...............................................   30
Management ................................................................   30
  Investment Management ...................................................   30
  Code of Ethics ..........................................................   32
  Transfer and Administrative Services ....................................   32
Distribution of Fund Shares ...............................................   32
Further Information About American Century ................................   32


PROSPECTUS                                        TABLE OF CONTENTS       3


                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                                      California
                                                                 Limited-Term Tax-Free,
                                                                California Intermediate-
                                          California Tax-Free         Term Tax-Free,
                                              Money Market,             California
                                          California Municipal      Long-Term Tax-Free,           California
                                              Money Market     California Insured Tax-Free   High-Yield Municipal

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed
on Purchases ..............................       none                    none                        none

Maximum Sales Load Imposed on
Reinvested Dividends ......................       none                    none                        none

Deferred Sales Load .......................       none                    none                        none

Redemption Fee(1) .........................       none                    none                        none

Exchange Fee ..............................       none                    none                        none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees(2) ........................       0.50%                  0.51%                       0.54%

12b-1 Fees ................................        none                   none                        none

Other Expenses(3) .........................       0.00%                  0.00%                       0.00%

Total Fund Operating Expenses .............       0.50%                  0.51%                       0.54%

EXAMPLE:

You would pay the following expenses    1 year      $ 5                    $ 5                         $ 6
on a $1,000 investment, assuming a     3 years       16                     16                          17
5% annual return and redemption at     5 years       28                     29                          30
the end of each time                  10 years       63                     64                          68

----------
(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2)  A portion of the management fee may be paid by American Century  Investment
     Management,  Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed
     by  an  affiliate  of  the  Manager.   See   "Management   -  Transfer  and
     Administrative Services," page 32.

(3) Other Expenses, which includes the fees and expenses (including legal counsel fees) of those Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century Funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

  NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Funds.


4   TRANSACTION AND OPERATING EXPENSE TABLE      AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA TAX-FREE MONEY MARKET

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
August 31.

                             1997     1996     1995      1994      1993      1992      1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Year .......... $1.00    $1.00    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                           -------  -------  -------   -------   -------   -------   -------   -------   -------   -------
Income From Investment
Operations

  Net Investment Income ....  0.03     0.03     0.03      0.02      0.02      0.03      0.04      0.05      0.06      0.05
                           -------  -------  -------   -------   -------   -------   -------   -------   -------   -------

  Net Realized and
  Unrealized Losses on
  Investment Transactions ..    --       --       --        --        --        --        --        --        --    (0.01)
                           -------  -------  -------   -------   -------   -------   -------   -------   -------   -------

  Total From
  Investment Operations ....  0.03     0.03     0.03      0.02      0.02      0.03      0.04      0.05      0.06      0.04
                           -------  -------  -------   -------   -------   -------   -------   -------   -------   -------

Distributions

  From Net Investment
  Income ...................(0.03)   (0.03)   (0.03)    (0.02)    (0.02)    (0.03)    (0.04)    (0.05)    (0.06)    (0.04)
                           -------  -------  -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value,
End of Year ................ $1.00    $1.00    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                           =======  =======  =======   =======   =======   =======   =======   =======   =======   =======

Total Return(1) ............ 3.17%    3.12%    3.31%     2.09%     2.13%     3.00%     4.23%     5.23%     5.70%     4.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets ................. 0.49%    0.49%    0.52%     0.50%     0.51%     0.54%     0.56%     0.56%     0.59%     0.63%

Ratio of Net Investment
Income to Average
Net Assets ................. 3.10%    3.12%    3.28%     2.07%     2.09%     2.98%     4.20%     5.10%     5.59%     4.10%

Net Assets, End
of Year (in thousands) ...$417,784 $425,846 $414,099  $371,074  $338,731  $321,307  $361,007  $463,130  $490,700  $328,532

----------
(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       5

                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
August 31.

                               1997       1996       1995       1994       1993       1992      1991(1)
-----------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset
Value,
Beginning of Period .......... $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                             -------    -------    -------    -------    -------    -------    -------

Income
From
Investment Operations

  Net Investment Income ......  0.03       0.03       0.03       0.02       0.02       0.03       0.03
                             -------    -------    -------    -------    -------    -------    -------
Distributions
From Net
Investment Income ............(0.03)     (0.03)     (0.03)     (0.02)     (0.02)     (0.03)     (0.03)
                             -------    -------    -------    -------    -------    -------    -------

Net Asset
Value,
End of Period ................ $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                             =======    =======    =======    =======    =======    =======    =======

Total Return(2) .............. 3.15%      3.23%      3.35%      2.15%      2.25%      3.63%      3.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets ................... 0.52%      0.53%      0.53%      0.51%      0.46%      0.07%         --

Ratio of Net Investment
Income to Average
Net Assets ................... 3.10%      3.20%      3.31%      2.13%      2.21%      3.44%   4.39%(3)

Net Assets,
End
of Period (in thousands) ...$170,477   $196,520   $191,722   $243,701   $247,621   $254,823   $136,860

----------
(1)  December 31, 1990 (inception) through August 31, 1991.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


6   FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
August 31.

                                       1997         1996         1995         1994         1993      1992(1)
------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period ................  $10.19       $10.23       $10.12       $10.34       $10.12       $10.00
                                     -------      -------      -------      -------      -------      -------

Income From Investment
Operations

   Net Investment Income ...........    0.43         0.43         0.41        0.38          0.38         0.10

   Net Realized and
   Unrealized Gain
   (Loss) on Investment
   Transactions ....................    0.11       (0.04)         0.11       (0.18)         0.22         0.12
                                     -------      -------      -------      -------      -------      -------
   Total Income From
   Investment Operations ...........    0.54         0.39         0.52         0.20         0.60          0.2
                                     -------      -------      -------      -------      -------      -------
Distributions

    From Net Investment Income .....  (0.43)       (0.43)       (0.41)       (0.38)       (0.38)       (0.10)

In Excess of Net Realized Gains ....      --           --           --       (0.04)           --           --
                                     -------      -------      -------      -------      -------      -------

           Total Distributions .....  (0.43)       (0.43)       (0.41)       (0.42)       (0.38)       (0.10)
                                     -------      -------      -------      -------      -------      -------

Net Asset Value, End of Period .....  $10.30       $10.19       $10.23       $10.12       $10.34       $10.12
                                     =======      =======      =======      =======      =======      =======

Total Return(2) ....................   5.42%        3.87%        5.33%        1.90%        6.15%        1.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets ..............   0.49%        0.49%        0.51%        0.51%        0.36%           --

Ratio of Net Investment
Income
to Average Net Assets ..............   4.20%        4.20%        4.10%        3.68%        3.76%     4.08%(3)

Portfolio Turnover Rate ............     47%          44%          50%          66%          54%          19%

Net Assets, End of Period
(in thousands) .....................$126,631     $103,707     $104,723     $120,627     $114,019      $52,171

----------
(1)  June 1, 1992 (inception) through August 31, 1992.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       7


                             FINANCIAL HIGHLIGHTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
August 31.

                            1997       1996      1995     1994       1993     1992       1991      1990     1989      1988
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset
Value,
Beginning of Year ........ $11.05    $11.06    $10.86    $11.36    $10.85    $10.49    $10.13    $10.14    $10.06    $10.30
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Income From Investment
Operations

  Net Investment Income ..   0.54      0.54      0.54      0.54      0.56      0.59      0.60      0.62      0.63      0.63

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ...........   0.25    (0.01)      0.20    (0.41)      0.53      0.36      0.36    (0.01)      0.08    (0.24)
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total From
  Investment Operations ..   0.79      0.53      0.74      0.13      1.09      0.95      0.96      0.61      0.71      0.39
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Distributions

  From Net Investment
  Income ................. (0.54)    (0.54)    (0.54)    (0.54)     (0.56)    (0.59)    (0.60)    (0.62)   (0.63)    (0.63)

  From Net Realized
  Gains on Investment
  Transactions ........... (0.03)        --        --    (0.08)     (0.02)       --        --        --        --        --

  In Excess of Net
  Realized Gains .........     --        --        --    (0.01)        --        --        --        --        --        --

  Total Distributions .... (0.57)    (0.54)    (0.54)    (0.63)    (0.58)    (0.59)    (0.60)    (0.62)    (0.63)    (0.63)
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value,
End of Year .............. $11.27    $11.05    $11.06    $10.86    $11.36    $10.85    $10.49    $10.13    $10.14    $10.06
                          =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

Total Return(1) ..........  7.39%     4.79%     7.09%     1.11%    10.42%     9.18%     9.74%     6.16%     7.28%     3.90%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets ...............  0.48%     0.48%     0.48%     0.48%     0.50%     0.52%     0.55%     0.58%     0.60%     0.64%

Ratio of Net Investment
Income to Average
Net Assets ...............  4.81%     4.87%     5.02%     4.82%     5.05%     5.50%     5.84%     6.08%     6.25%     6.19%

Portfolio Turnover Rate ..    42%       36%       25%       44%       27%       49%       29%       20%       40%       47%

Net Assets,
End of Year
(in thousands) ..........$435,440  $430,950  $417,550  $448,293  $444,460  $304,988  $241,496  $191,217  $167,444  $157,300

----------
(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.


8      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                         CALIFORNIA LONG-TERM TAX-FREE

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
August 31.

                            1997      1996      1995      1994      1993      1992      1991      1990      1989
1988
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset
Value,
Beginning of Year ........ $11.06    $10.94    $10.88    $12.02    $11.44    $11.00    $10.45    $10.67    $10.36    $10.54
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Income From
Investment Operations

  Net Investment Income ..   0.61      0.61      0.62      0.63      0.66      0.69      0.70      0.71      0.74      0.74

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ...........   0.44      0.12      0.12    (0.71)      0.85      0.44      0.55    (0.22)      0.31    (0.18)
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total From
  Investment Operations ..   1.05      0.73      0.74    (0.08)      1.51      1.13      1.25      0.49      1.05      0.56
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Distributions

  From Net
  Investment Income ...... (0.61)    (0.61)    (0.62)    (0.63)    (0.66)    (0.69)    (0.70)    (0.71)    (0.74)    (0.74)

  From Net Realized
  Gains on Investment
  Transactions ........... (0.02)        --    (0.06)    (0.43)    (0.27)        --        --        --        --        --
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total Distributions .... (0.63)    (0.61)    (0.68)    (1.06)    (0.93)    (0.69)    (0.70)    (0.71)    (0.74)    (0.74)
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value,
End of Year .............. $11.48    $11.06    $10.94    $10.88    $12.02    $11.44    $11.00    $10.45    $10.67    $10.36
                          =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

Total Return(1) ..........  9.70%     6.77%     7.21%   (0.78)%    14.02%    10.58%    12.26%     4.66%    10.39%     5.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets ...............  0.48%     0.48%     0.49%     0.48%     0.49%     0.52%     0.55%     0.57%     0.58%     0.63%

Ratio of Net
Investment Income
to Average Net Assets ....  5.40%     5.48%     5.84%     5.51%     5.76%     6.14%     6.48%     6.64%     6.98%     7.19%

Portfolio Turnover Rate ..    50%       42%       60%       62%       55%       72%       38%       74%       78%       35%

Net Assets,
End of Year
(in thousands) ..........$304,671  $288,022  $276,085  $277,477  $338,075  $275,880  $247,244  $197,394  $179,737   $143,191

----------
(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       9

                             FINANCIAL HIGHLIGHTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
August 31.

                             1997      1996      1995      1994      1993      1992      1991     1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset
Value,
Beginning of Year ......... $9.27     $9.11     $9.06     $9.66     $9.12     $8.84     $8.54     $8.68     $8.45     $8.69
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Income From
Investment Operations

  Net Investment Income ...  0.55      0.56      0.56      0.56      0.57      0.58      0.59      0.63      0.66      0.65

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ............  0.41      0.16      0.05    (0.48)      0.54      0.28      0.30    (0.14)      0.23    (0.24)
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total From
  Investment Operations ...  0.96      0.72      0.61      0.08      1.11      0.86      0.89      0.49      0.89      0.41
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Distributions

  From Net
  Investment Income .......(0.55)    (0.56)    (0.56)    (0.56)    (0.57)    (0.58)    (0.59)    (0.63)    (0.66)    (0.65)

  From Net Realized
  Capital Gains
  on Investment
  Transactions ............    --        --        --    (0.12)        --        --        --        --        --        --
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total Distributions .....(0.55)    (0.56)    (0.56)    (0.68)    (0.57)    (0.58)    (0.59)    (0.63)    (0.66)    (0.65)
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value,
End of Year ............... $9.68     $9.27     $9.11     $9.06     $9.66     $9.12     $8.84     $8.54     $8.68     $8.45
                          =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

Total Return(1) ...........10.61%     8.02%     7.09%     0.87%    12.61%    10.11%    10.75%     5.77%    10.86%     5.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets ................ 0.50%     0.51%     0.51%     0.51%     0.55%     0.56%     0.50%     0.24%        --        --

Ratio of Net
Investment Income
to Average Net Assets ..... 5.77%     5.99%     6.30%     6.02%     6.14%     6.54%     6.79%     7.23%     7.67%     7.85%

Portfolio Turnover Rate ...   46%       36%       40%       43%       27%       33%       47%      104%       50%      143%

Net Assets,
End of Year
(in thousands) ..........$192,831  $144,675  $116,166  $116,000  $114,564   $79,949   $65,741   $44,602   $32,631   $13,169

----------
(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.


10      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                          CALIFORNIA INSURED TAX-FREE

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
August 31.

                            1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset
Value,
Beginning of Year ........ $10.00     $9.89     $9.67    $10.64     $9.97     $9.47     $9.00     $9.23     $8.80     $9.07
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income From
Investment Operations

  Net Investment Income ..   0.53      0.53      0.53      0.53      0.55      0.57      0.57      0.59      0.60      0.62

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ...........   0.37      0.11      0.22    (0.69)      0.76      0.50      0.47    (0.23)      0.43    (0.27)
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total From
  Investment Operations ..   0.90      0.64      0.75    (0.16)      1.31      1.07      1.04      0.36      1.03      0.35
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Distributions

  From Net
  Investment Income ...... (0.53)    (0.53)    (0.53)    (0.53)    (0.55)    (0.57)    (0.57)    (0.59)    (0.60)    (0.62)

  From Net Realized
  Capital Gains
  on Investment
  Transactions ...........     --        --        --    (0.21)    (0.09)        --        --        --        --        --

  In Excess of Net
  Realized Gains .........     --        --        --    (0.07)        --        --        --        --        --        --
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total Distributions .... (0.53)    (0.53)    (0.53)    (0.81)    (0.64)    (0.57)    (0.57)    (0.59)    (0.60)    (0.62)
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value,
End of Year .............. $10.37    $10.00     $9.89     $9.67    $10.64     $9.97     $9.47     $9.00     $9.23     $8.80
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Total Return(1) ..........  9.25%     6.60%     8.09%    (1.68)%   13.74%    11.67%    11.87%     3.96%    12.04%     4.58%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets ...............  0.48%     0.49%     0.50%     0.49%     0.52%     0.55%     0.59%     0.61%     0.66%        --

Ratio of Net
Investment Income
to Average Net Assets ....  5.23%     5.30%     5.54%     5.20%     5.37%     5.90%     6.18%     6.43%     6.62%     7.39%

Portfolio Turnover Rate ..    46%       43%       40%       47%       61%       54%       38%      117%       73%      145%

Net Assets,
End of Year
(in thousands) ..........$189,145  $191,811  $178,913  $189,439  $223,440  $145,965   $94,951   $59,870   $42,569   $29,531

----------
(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       11


                       INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    Each Fund is a "diversified company" as defined in the Investment Company Act of 1940 (the "Investment Company Act"), with the exception of the California Municipal Money Market which is a "non-diversified company." "Diversified" means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its total assets in the securities of a single issuer. As a result of new rules applicable to all money market funds, California Municipal Money Market will also seek to meet this test.

    To meet federal tax requirements for qualification as a regulated investment company, each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

    Each Fund intends to remain fully invested in municipal obligations. As a fundamental policy, each Fund will invest at least 80% of its net assets in California municipal obligations. The remaining 20% of net assets may be invested in (1) municipal obligations issued in other states, (2) municipal obligations issued by territories or possessions of the U.S., such as Puerto Rico, and (3) U.S. government obligations. For temporary defensive purposes, each Fund may invest more than 20% of its net assets in these obligations. For liquidity purposes, each Variable-Price Fund may invest up to 5% of its total assets in shares of money market mutual funds, including the Money Market Funds

    The Funds will invest at least 80% of its net assets in obligations with interest exempt from regular federal income tax. California Municipal Money Market and California High-Yield Municipal, unlike the other Funds, may invest substantially all of their assets in securities which are subject to the alternative minimum tax.

    For an explanation of the securities ratings referred to in the following discussion, see "Other Information" in the Statement of Additional Information.

CALIFORNIA TAX-FREE MONEY MARKET, CALIFORNIA MUNICIPAL MONEY MARKET, CALIFORNIA LIMITED-TERM TAX-FREE, CALIFORNIA INTERMEDIATE-TERM TAX-FREE, AND CALIFORNIA LONG-TERM TAX-FREE

    These Funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital.

CALIFORNIA HIGH-YIELD MUNICIPAL

    California High-Yield Municipal seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities.

CALIFORNIA INSURED TAX-FREE

    California Insured Tax-Free seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with
safety  of  principal  through  investment  in  insured   California   municipal
securities.


12      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


PORTFOLIO INVESTMENT QUALITY AND MATURITY GUIDELINES

    The Money Market Funds may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide. To offer investors the potential for higher yields, the Variable-Price Funds invest in obligations with longer maturities.

MONEY MARKET FUNDS

    In selecting investments for the Money Market Funds, the Manager adheres to regulatory guidelines concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk. In particular, each Fund:

  (1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less);

  (2)    Maintains a dollar-weighted average maturity of 90 days or less; and

  (3) Restricts its investments to high-quality obligations determined by the Manager, pursuant to procedures established by the Board of Trustees, to present minimal credit risks.

    To be considered high-quality, an obligation must be:

  (1)    A U.S. government obligation; or

  (2) Rated (or issued by an issuer rated with respect to a class of comparable short-term obligations) in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating agencies ("rating agencies") (or one if only one has rated the obligation); or

  (3) An obligation judged by the Manager, pursuant to guidelines established by the Board of Trustees, to be of quality comparable to the securities listed above.

    While it adheres to the same quality and maturity criteria as California Tax-Free Money Market, California Municipal Money Market may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax (AMT) liability. In the past, private activity securities have provided somewhat higher yields than comparable municipal securities whose interest is not a tax-preference item. Under normal circumstances, the Manager expects to invest between 50% and 80% of California Municipal Money Market's total assets in private activity securities. Therefore, the Fund is designed for investors who do not expect to pay alternative minimum taxes. See "Taxes," page 28.

VARIABLE-PRICE FUNDS

    The quality and maturity criteria of the Variable-Price Funds is as follows:

California Limited-Term Tax-Free
California Intermediate-Term Tax-Free
California Long-Term Tax-Free

    California Limited-Term Tax-Free, California Intermediate-Term Tax-Free and California Long-Term Tax-Free have identical policies governing the quality of securities in which they may invest. The Funds differ in their maturity criteria as depicted in the table below.

                                    Typical                Weighted
                                  Maturity of         Average Portfolio
Fund                              Investments              Maturity
--------------------------------------------------------------------------------
California Limited-              one to                   one to
Term Tax-Free                    five years               five years
--------------------------------------------------------------------------------
California Intermediate-         four or                  five to ten
Term Tax-Free                    more years               years
--------------------------------------------------------------------------------
California Long-                 seven or                 ten or
Term Tax-Free                    more years               more years
--------------------------------------------------------------------------------

    In terms of credit quality, each of these funds restricts its investments to:

  (1)    Municipal  bonds  rated,   when  acquired,   within  the  four  highest
         categories designated by a rating agency;

  (2)    Municipal  notes  (including   variable-rate  demand  obligations)  and
         tax-exempt commercial paper rated, when acquired, within the two highest categories designated by a rating agency; and

  (3) Unrated obligations judged by the Manager, under the direction of the Board of Trustees, to be of quality comparable to the securities listed above.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       13


California High-Yield Municipal

    Like California Long-Term Tax-Free, California High-Yield Municipal invests primarily in long- and intermediate-term California municipal obligations and maintains a weighted average portfolio maturity of ten or more years. Although California High-Yield Municipal typically invests a significant portion of its assets in investment-grade bonds, the Manager does not adhere to specific rating criteria in selecting investments for this Fund. The Fund invests in securities rated or judged by the Manager to be of below investment-grade quality (e.g., bonds rated BB/Ba or lower, which are sometimes referred to as "junk bonds") or unrated bonds. California High-Yield Municipal currently expects to invest between 15% and 50% of its total assets in below investment grade securities.

    Many issuers of medium- and lower-quality bonds choose not to have their obligations rated, and a large portion of California High-Yield Municipal's portfolio may consist of obligations that, when acquired, were not rated. While there is no limit on the percentage of assets the Fund may invest in unrated securities, the Manager will not select investments for the Fund that, at the time of purchase, (1) are not paying interest, (2) are rated C (lowest grade) by Moody's Investors Service, Inc. (Moody's) or C or D by Standard & Poor's Corporation (S&P), or (3) are considered by the Manager, under direction of the Board of Trustees, to be of a quality as low as obligations rated C or D by Moody's or S&P. See "Other Information" in the Statement of Additional Information for a summary of bond ratings.

    California High-Yield Municipal may invest in investment-grade municipal obligations if the Manager considers it appropriate to do so. Investments of this nature may be made due to market considerations (e.g., a limited supply of medium- and lower-grade municipal obligations) or to increase liquidity of the Fund. Investing in high-grade obligations may lower the Fund's return.

    California High-Yield Municipal may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal AMT liability. Under normal circumstances, the advisor expects to invest between 10% and 30% of the Fund's total assets in private activity securities. Therefore, the Fund is better suited for investors who do not expect alternative minimum tax liability. See "Taxes," page 28.

California Insured Tax-Free

    California Insured Tax-Free invests primarily in long-term municipal obligations covered by insurance that guarantees the timely payment of interest and repayment of principal. The Fund maintains a weighted average portfolio maturity of ten or more years.

    Under normal conditions, at least 65% of the Fund's total assets are invested in insured municipal obligations. Securities held by the Fund may be
(1) insured under a new-issue insurance policy obtained by the issuer of the security, (2) insured under a secondary market insurance policy purchased by the Fund or a previous bondholder, (3) secured by an escrow or trust account holding U.S. government securities, or (4) rated AAA by a rating agency based upon the issuer's credit quality.

    California Insured Tax-Free may also invest in short-term securities carrying one of the two highest ratings designated by a rating agency. For more information about the Fund's insurance feature, see page 16.

RISK FACTORS AND INVESTMENT TECHNIQUES

    The Funds are designed for individuals in upper tax brackets seeking income free from federal and California personal income taxes. By themselves, the Funds do not constitute balanced investment plans. When choosing between the Funds, you should consider relative yield potential together with potential changes in share price, because these two factors determine each Fund's total return to investors.

BASIC FIXED INCOME INVESTMENT RISKS

    The Money Market Funds may be  appropriate  for  investors who would like to
(1) earn income at tax-exempt money market rates while preserving their investment or (2) use a money market fund as part of a long-term, balanced investment portfolio consisting of money market instruments, bonds and stocks.

    The Variable-Price Funds are quite distinct from one another; these Funds offer a range of potential for income and total return based on their respective quality and maturity criteria.


14      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    The basic risk factors you should consider before making an investment in one or more of the Funds are described in the following paragraphs.

INTEREST RATE RISK

    One feature the Funds have in common is their susceptibility to changing interest rates. For both Money Market Funds, interest rate changes affect the level of income the Funds generate for shareholders. For the Variable-Price Funds, changing interest rates affect not only the level of income the Funds generate for shareholders, but their share prices as well. In general, when interest rates rise, the Variable-Price Funds' share prices decline; when interest rates decline, their share prices rise.

    This pattern is due to the time value of money. A bond's worth is determined by the present value of its future cash flows. Consequently, changing interest rates have a greater effect on the present value of a long-term bond than a short-term bond.

CREDIT RISK

    In selecting investments for each Fund, the Manager carefully considers the creditworthiness of parties to be relied upon for the timely payment of interest and repayment of principal.

    In many cases, these parties include not only the issuer of the obligation, but a bank or other financial intermediary who offers a letter of credit or another form of guarantee on the obligation.

LIQUIDITY RISK

    A security's rating reflects the opinions of the rating agencies that issue them and are not absolute standards of quality. Because of the cost of obtaining credit ratings, some issuers forego them. Under the direction of the Board of Trustees, the Manager may buy unrated bonds for the Funds if these securities are judged to be of a quality consistent with the Funds' investment policies. Similarly, on behalf of the Variable-Price Funds, the Manager may purchase securities whose ratings are not consistent with the Funds' rating criteria but which the Manager judges under the direction of the Board of Trustees to present credit risks consistent with the Funds' quality standards. With the exception of California High-Yield Municipal (which may invest without limitation in unrated securities), each Fund may invest up to 10% of its net assets in unrated securities. Unrated securities may be less liquid than rated securities.

    California Limited-Term Tax-Free, California Intermediate-Term Tax-Free and California Long-Term Tax-Free may invest up to 25% of their total assets in securities rated Baa or BBB (the lowest investment grade category). Such securities are medium-grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such obligations to make principal and interest payments.

CONCENTRATION RISK

    Each of the Funds described in this Prospectus may invest 25% or more of its total assets in obligations that generate income from similar types of projects (in particular, projects in health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on Fund performance.

CALL RISK

    Many municipal obligations are issued with a call feature (call features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Manager would otherwise choose to eliminate it from a Fund's holdings. A call may also reduce an obligation's yield to maturity.

CALIFORNIA OBLIGATIONS

    Because the Funds invest primarily in California municipal securities, each Fund's yield and share price are affected by political and economic developments within the State of California.

    California municipal budgets have been strained in recent years. "Proposition 13" and similar California constitutional, statutory, and legislative initiatives have restricted the ability of California taxing entities to increase real property taxes and other tax revenues.

    State and local revenues are also adversely affected by the recent recession, the worst in the state since the 1930's. California has experienced a net loss of approximately 750,000 jobs since 1990. However, net job growth has occurred since early 1994 and all the jobs lost since the recession have now been replaced.


PROSPECTUS                         INFORMATION REGARDING THE FUNDS       15


The state government's response to these events in the early 1990's resulted in reductions in the amount of and rate of growth in the aid to counties, cities and school districts. The impact of these reductions has been lessened by the state's recent economic recovery.

    However, any events which affect the revenue received by the state and local bodies in California can have an impact on the Funds. For example, recent developments at the federal level, particularly federal welfare reform, may have the effect of offsetting the revenue gains achieved in the last two years. The ability of state and local entities to make scheduled payments of interest and principal on their outstanding debt obligations could be negatively affected by such events.

    For further information about the risks associated with investing in California obligations, please see the Statement of Additional Information.

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA HIGH-YIELD MUNICIPAL

    California High-Yield Municipal is designated for long-term investors who can accept the risks associated with seeking a high level of current income from long- or intermediate-term, medium- or lower-quality California municipal bonds.

    Medium- to lower-rated and unrated municipal bonds frequently are traded in markets with a limited number of participants. These conditions may limit the availability of bonds eligible for purchase by the Fund and the availability of ready buyers for bonds the Manager wants to sell on behalf of the Fund. Adverse publicity and changing investor perceptions, whether or not they are based on fundamental analysis, may affect the value and liquidity of lower-quality bonds, especially in markets with a low volume of trading.

    Lower-quality and unrated bonds may be more sensitive to adverse economic changes in specific localities or among specific types of projects and generally are regarded as speculative. There is no guarantee that interest payments or principal repayments will be made when due. A delay in debt service payment or other deterioration in credit quality could negatively affect the Fund's performance.

    However, under the direction of the Board of Trustees, the Manager attempts to reduce the risks of investing in medium- and lower- rated and unrated municipal obligations through active portfolio management, diversification, thorough credit analysis, and attention to developments and trends in the economy and the financial markets. More than the other Funds described in this Prospectus, California High-Yield Municipal relies on the Manager's credit analysis to achieve its investment objective.

CALIFORNIA INSURED TAX-FREE: INSURANCE FEATURE

    Insurance attached to securities held in California Insured Tax-Free's portfolio provides for the timely payment of interest and repayment of principal on those securities; however, this insurance does not guarantee the market value of the securities or the value of the Fund's shares.

    A bond issuer may purchase new-issue insurance to enhance the credit quality of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer obtains a credit rating for its bonds comparable to the rating assigned to the insurer's claims-paying ability.

    A bondholder may purchase a secondary market insurance policy for a particular bond after it is issued. The Fund expects to limit its purchases of securities insured under new-issue or secondary market insurance policies to those insured by companies whose claims-paying ability is rated AAA by a rating agency at the time of the purchase. New-issue and secondary market insurance policies cannot be canceled; they continue in force as long as the bonds are outstanding.

MUNICIPAL SECURITIES

    Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities. Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The following discussion provides a brief description of some securities the Funds may buy. The Funds are not limited by this discussion, and they may buy other types of securities and enter into other types of transactions that meet their respective quality, maturity, and liquidity requirements.

    MUNICIPAL NOTES typically have maturities of 13 months or less and are used to provide short-term


16     INFORMATION REGARDING THE FUNDS            AMERICAN CENTURY INVESTMENTS


capital or to meet cash flow demands.

    GENERAL OBLIGATION BONDS are backed by the taxing power of the issuer.

    REVENUE BONDS are backed by the revenues derived from a specific project, system, or facility. Industrial development bonds are a type of revenue bond backed by the credit of a private issuer.

    VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS have interest rate adjustment formulas designed to stabilize their market values. These obligations normally have maturities in excess of one year but carry demand features permitting the holders to demand repayment of principal at any time or at specified intervals. With respect to the Money Market Funds, such intervals may not exceed 13 months.

    TENDER OPTION BONDS are created by combining an intermediate- or long-term fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at face value. Tender option bonds purchased by the Funds are structured with rates that are reset weekly or at regular intervals.

    A sponsor may terminate a tender option agreement if, for example, the issuer of the underlying bond defaults on interest payments, or the underlying bond is downgraded or becomes taxable. Under such circumstances, a Fund might then own a bond that does not meet its quality or maturity criteria.

    The Manager monitors the credit quality of bonds underlying the Funds' tender option bond holdings and will sell or put back a tender option bond if the rating on the underlying bond falls below the second-highest rating designated by a rating agency.

    In addition, each Fund limits its investments in tender option bonds to 15% of net assets.

    MUNICIPAL LEASE OBLIGATIONS are issued by state and local governments to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the issuing municipality's ability to assess taxes to meet its debt obligations. If the state or local government does not make appropriations for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and loss to investors.

    Prior to purchasing a municipal lease obligation (or a participation interest in such obligations) and on a regular basis thereafter, the Manager evaluates the credit quality and liquidity of the obligation. In making this evaluation, the Manager considers various credit factors, such as the necessity of the project; the issuer's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment; general economic conditions in the region where the security is issued; liquidity indictors such as dealer activity; and with regard to unrated obligations the likelihood such lease will not be canceled.

    ZERO-COUPON MUNICIPAL SECURITIES do not make regular interest payments. Instead, they are sold at a deep discount to their face value. In calculating daily dividends, the Funds take into account, as income, a portion of the difference between these securities' purchase prices and face values. Because zero-coupon securities do not pay current income, their prices can be very volatile when interest rates change.

    The Variable-Price Funds may invest in INVERSE FLOATERS to generate higher tax-exempt yields than are offered by other instruments. Inverse floaters bear interest rates that move inversely to market interest rates. Generally, the interest rate on the inverse floater is computed as the difference between an above- market fixed rate of interest and a floating rate determined by reference to a market-based or bond- specific interest rate.

    Since inverse floaters are long-term bonds, the value of these securities may be volatile when market interest rates change. In addition, there is no guarantee that the Manager will find a ready buyer for inverse floaters. The Money Market Funds may not invest in inverse floaters.

    AMT BONDS (CALIFORNIA MUNICIPAL MONEY MARKET AND CALIFORNIA HIGH-YIELD MUNICIPAL ONLY) typically are tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. Although the interest income from AMT bonds is exempt from regular federal income tax, that income is a tax preference item for purposes of the AMT.

    In addition, corporate investors should note that all income from a Fund may be part of an adjustment to AMT under Section 55 of the Internal Revenue Code and the environmental tax under Internal Revenue Code Section 59A. The AMT is a special separate tax that applies to certain taxpayers who have certain adjustments to income or tax preference items.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       17


TAX-EXEMPT SECURITIES

    Historically, interest paid on securities issued by states, cities, counties, school districts and other political subdivisions of the United States has been exempt from federal income taxes. Legislation since 1985, however, affects the tax treatment of certain types of municipal bonds issued after certain dates and, in some cases, subjects the income from certain bonds to differing tax treatment depending on the tax status of its recipient.

    The California Municipal Money Market and California High-Yield Municipal should be expected to invest some portion of their assets in bonds which, in the hands of some holders, would be subject to the AMT, as long as management determines it is in the best interest of shareholders generally to invest in such securities. See "Taxes," page 28.

    The tax-equivalent yield is based on the current double tax-exempt yield and your combined federal and state marginal tax rate. Assuming all the Funds' dividends are tax-exempt in California (which may not always be the case) and that your California taxes are fully deductible for federal income tax purposes, you can calculate your tax equivalent yield for the Funds using the following equation:

           Fund's Double Tax-Free Yield                   Your Tax-
  ----------------------------------------------    =    Equivalent
  (100% - Federal Rate) (100% - California Rate)            Yield


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

    For additional information regarding the investment practices of any of the Funds, see the Statement of Additional Information.

PORTFOLIO TURNOVER

    The portfolio turnover rates of the Variable-Price Funds are shown in the Financial Highlights tables on pages 5 through 11 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be accurately predicted.

    The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the Funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    Each of the Funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the Manager, such purchases will further the investment objective of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the Fund.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

    The Variable-Price Funds may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

    For options sold, a Fund will segregate cash or appropriate liquid assets equal to the value of securities underlying the option unless the option is otherwise covered.

    A Fund will deposit in a segregated account with its custodian bank appropriate liquid assets or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.


18      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    The Variable-Price Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

    The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

RULE 144A SECURITIES

    The Funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees of the Funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The Board of Trustees retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Manager will consider appropriate remedies to minimize the effect on such Fund's liquidity.

    No Fund may invest more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares).

CASH MANAGEMENT

    Each of the Variable-Price Funds may invest up to 5% of its total assets in any money market fund, including those advised by the Manager, provided that the investment is consistent with the Fund's investment policies and restrictions.

OTHER TECHNIQUES

    The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Funds' Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       19


PERFORMANCE ADVERTISING

    From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield, effective yield and tax-equivalent yield (for tax-exempt funds).

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

    A quotation of yield reflects a Fund's income over a stated period expressed as a percentage of the fund's share price. In the case of the Money Market Funds, yield is calculated by measuring the income generated by an investment in the Fund over a seven-day period (net of expenses). This income is then annualized, that is, the amount of income generated by the investment over the seven day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    With respect to the Variable-Price Funds, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

    A tax-equivalent yield demonstrates the taxable yield necessary to produce after-tax yield equivalent to that of a mutual fund which invests in exempt obligations. See "Tax-Exempt Securities," page 18, for a description of the formula used in comparing yields to tax-equivalent yields.

    The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or IBC's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


20      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The Funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced number.

INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 26.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 for the Money Market Funds and $5,000 for the Variable-Price Funds.

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

*  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

*  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

*  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

*  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

*  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       21


*  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):

    *    Taxpayer identification or Social Security number

    * If more than one account, account numbers and amount to be invested in each account.

    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-2021 weekdays, 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 21 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your Variable-Price Fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received if it is received before the fund's net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the funds issued by American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 27.


22 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. How- ever, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page 24) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W-4P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 24.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your Variable-Price Fund account, or if you have a Money Market Fund account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with redemption proceeds in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call to request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your Variable-Price Fund account, or if you have a Money Market Fund account, you may elect to make redemptions automatically by authorizing us to send funds directly to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       23


REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to bring the value of the shares held in the account up to the minimum. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You  may   contact   us  24   hours   a  day,   seven   days  a   week,   at
www.americancentury.com to access your funds' daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

CHECKWRITING

    We offer CheckWriting as a service option for your account in either of the Money Market Funds. CheckWriting allows you to redeem shares in your account by writing a draft ("check") against your account balance. (Shares held in certificate form may not be redeemed by check.) There is no limit on the number of checks you can write, but each one must be for at least $100.

    When you write a check, you will continue to receive dividends on all shares until your check is presented for payment to our clearing bank. If you redeem all shares in your account by check, any accrued distributions on the redeemed shares will be paid to you in cash on the next monthly distribution date.

    If you want to add CheckWriting to an existing account that offers CheckWriting, contact us by phone or mail for an appropriate form. For a new account, you may elect CheckWriting on your purchase application by choosing the "Full Services" option. CheckWriting is not available for any account held in an IRA or 403(b) plan.

    CheckWriting redemptions may only be made on checks provided by us. Currently, there is no charge for checks or for the CheckWriting service.

    We will return checks drawn on insufficient funds or on funds from investments made by means other


24 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


than by wire within the previous 15 days. Neither the company nor our clearing bank will be liable for any loss or expenses associated with returned checks. Your account may be assessed a $15 service charge for checks drawn on insufficient funds.

    A stop payment may be ordered on a check written against your account. We will use reasonable efforts to stop a payment, but we cannot guarantee that we will be able to do so. If we are successful in fulfilling a stop-payment order, your account may be assessed a $15 fee.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable price fund by exchange from one of our money market funds, or a price at which to sell shares of a variable price fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable price fund's net asset value at the time the order is placed, If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts ("IRAs");

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the Manager, they are of a size that would disrupt the management of the Fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These



PROSPECTUS               HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    25


         procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transactions. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Funds, exchange them for shares of other American Century funds, or redeem them will depend on the terms of your plan.

    If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our Funds that you are unable to obtain through your plan administrator or financial intermediary.


26 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangement with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    Portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

    Pursuant to a determination by the Money Market Funds' Board of Trustees and Rule 2a-7 under the Investment Company Act, portfolio securities of the Funds are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       27


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class Funds are published in leading newspapers daily. The yields of the Money Market Funds are published weekly in leading financial publications and daily in many local newspapers. The net asset values of, as well as yield information on the Funds and all the other funds in the American Century family of funds, may be obtained by calling us or accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

    At the close of each day including Saturdays, Sundays and holidays, net income of the Variable-Price Funds is determined and declared as a distribution. For the Money Market Funds, net income plus net realized gains on portfolio securities is determined and declared as a distribution daily, including Saturdays, Sundays and holidays. These distributions will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 27. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains of the Variable-Price Funds, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Money Market Funds do not expect to realize any long-term capital gains and, accordingly, do not expect to make any capital gains distributions.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

TAXES

    Each Fund has elected to be taxed under Sub-chapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If Fund shares are purchased through tax- deferred accounts, such as a qualified employer- sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Variable-Price Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Dividends representing income derived from tax-exempt bonds generally retain the bonds' tax-exempt character in a shareholder's hands. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term


28   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. The Funds anticipate that substantially all of the dividends to be paid by the Funds will be exempt from federal income taxes to an individual unless, due to that person's own tax situation, he or she is subject to the AMT. In that case, it is likely that a portion of the dividends will be taxable to that shareholder while remaining tax-exempt in the hands of most other shareholders. The Funds will advise shareholders of the percentage, if any, of the dividends not exempt from federal income tax, and the percentage, if any, subject to the individual AMT should a shareholder be subject to it.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

SPECIAL TAX INFORMATION

    Each Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are generally excludable from a shareholder's gross income for federal tax purposes. If a Fund earned federally taxable income from any of its investments, the income would be distributed to shareholders as a taxable dividend as described above.

MUNICIPAL SECURITIES

     Opinions  relating  to  the  validity  of  municipal   securities  and  the
exemptions of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds and the Manager rely on the opinion of bond counsel and do not undertake any independent investigation of proceedings relating to the issuance of state or municipal securities. The Funds may invest in various instruments that are not traditional state and local obligations and that are believed to generate interest excludable from taxable income under Internal Revenue Code Section 103, including, but not limited to, municipal lease obligations and inverse floaters. Although the Funds may invest in these instruments, they cannot guarantee the tax-exempt status of the income earned thereon from any other investment.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       29


AMT LIABILITY

    To the extent that either California Municipal Money Market and High-Yield Municipal invest in municipal obligations (private activity bonds) whose interest is treated as a tax preference item in calculating AMT liability, shareholders who calculate AMT liability will be required to include a portion of the Fund's dividends as a tax preference item in making this calculation. In addition, corporate shareholders may be required to include all dividends and distributions by the Fund in an adjustment of alternative minimum taxable income for purposes of the AMT and the environmental tax imposed under Internal Revenue Code Sections 55 and 59A, respectively.

EXEMPT-INTEREST DIVIDENDS

    Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are includable in the tax base for determining the extent to which Social Security or railroad retirement benefits will be subject to federal income tax.

     Distributions from net short-term capital gains and all or a portion of gains realized upon the disposition of market discount bonds are federally taxable as ordinary income. Long-term capital gains distributions designated as capital gain dividends are federally taxable as long-term capital gains, regardless of how long you have held your shares. Distributions generally are subject to the same tax treatment, whether they are received in cash or in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January of the following year are treated as if paid on December 31st.

    If a Fund qualifies to pay exempt-interest dividends, its income dividends will be exempt from California personal income tax to the extent that the Fund's dividends are derived from interest on California state tax-free obligations. Distributions derived from obligations other than California state tax-free obligations, as well as distributions from short- or long-term capital gains and any other taxable income or gains, are subject to California personal income tax. The Funds' dividends are not exempt from California state franchise or corporate income taxes. Shareholders who are domiciled outside of California may be subject to income, personal property, intangibles or other taxes in their respective states.

    You may realize a taxable gain or loss when you redeem (sell) or exchange shares of a Variable-Price Fund. For most types of accounts, proceeds from your redemption transactions will be reported to the IRS annually. However, because the tax treatment depends on your purchase price and your personal tax situation, you should keep regular account statements to use in determining your tax liability.

    If you hold Fund shares for six months or less, the deduction of any loss realized upon redemption is disallowed to the extent that you received "exempt-interest dividends" on those shares. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

    Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest income has been accrued by a Fund but before that income has been distributed as a dividend may be disadvantageous. Any gain on such redemption will be taxable, even though the gain may be attributable in part to the accrued tax-exempt interest that might have qualified as an exempt-interest dividend if distributed as a dividend rather than as redemption proceeds.

MANAGEMENT

INVESTMENT MANAGEMENT

    The Funds are series of the American Century California Tax-Free and Municipal Funds, formerly known as Benham California Tax-Free and Municipal Funds, (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

    The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The Manager supervises and manages the investment portfolio of each Fund and directs the purchase


30   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios and the Funds' asset mix as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the Funds or of sectors of the Funds as necessary between team meetings.

    The portfolio manager members of the teams managing the Funds described in this Prospectus and their work experience for the last five years are listed as follows:

    G. DAVID MACEWEN, Vice President and Senior Portfolio Manager, is the manager of the portfolio management team which manages the Funds and has had primary responsibility for the day-to-day operations of California Long-Term Tax-Free and California Insured Tax-Free since May, 1991. Mr. MacEwen joined American Century in 1991 as a Municipal Portfolio Manager. Mr. MacEwen is a member of the Association of Investment Management and Research (AIMR) and the Securities Analysts of San Francisco. Mr. MacEwen has an MBA in finance from the University of Delaware and a BA in Economics from Boston University.

    TODD PARDULA, Municipal Portfolio Manager, has been directly responsible for the management of the Money Market Funds since May, 1994. Before he was promoted to Portfolio Manager, Mr. Pardula, who joined American Century in 1990, was an Associate Municipal Credit Analyst for two years. Prior to that, he was a Customer Service Representative in the Investor Services Department. Mr. Pardula is a Chartered Financial Analyst and is a member of the Association for Investment Management & Research (AIMR) and a member of the Securities Analysts of San Francisco and the California Society of Municipal Analysts. He has a BS degree in Finance from Santa Clara University.

    JOEL SILVA, Municipal Portfolio Manager, has been directly responsible for the management of California Limited-Term Tax-Free since June, 1993. Before being promoted to Portfolio Manager, Mr. Silva was a municipal bond trader. Mr. Silva is a Registered Representative and has a BS degree from California Polytechnic University and an MBA from California State University in Hayward.

    STEVEN M. PERMUT, Senior Portfolio Manager and Director of Municipal Research, is primarily responsible for the management of California High-Yield Municipal. Mr. Permut is currently the Chairman of the California Society of Municipal Analysts and a member of the Board of Directors of the National Federation of Municipal Analysts. He has a bachelor's degree in Business and Geography from State University of New York and an MBA in Finance from Golden Gate University in San Francisco.

    COLLEEN M. DENZLER, Senior Municipal Portfolio Manager, has been primarily responsible for the day-to-day operations of California Intermediate-Term Tax-Free since January 1996. Prior to joining the Manager in January 1996, Ms. Denzler was a Portfolio Manager with Calvert Group for 10 years, specializing in state tax-exempt portfolios. Ms. Denzler is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research (AIMR) and the Washington Society of Investment Analysts. Ms. Denzler has a bachelor's degree in Finance from Radford University.

    The activities of the Manager are subject only to directions of the Funds' Board of Trustees. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses.

    For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). There are three investment categories: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified manage-


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW      31


ment fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of the average net assets of the Fund as follows: California Tax-Free Money Market and California Municipal Money Market, 0.20%; California Limited-Term Tax-Free, California Intermediate-Term Tax-Free, California Long-Term Tax-Free and California Insured Tax-Free, 0.21%; and California High-Yield, 0.24%. The Complex Fee is currently an annual rate of 0.30% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

    On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The Funds and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

    The Funds charge no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Funds at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

    The Manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

    The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    The Trust was organized as a Massachusetts business trust on February 18, 1983. The Trust is a registered open-end management investment company. Its business and affairs are managed by its officers under


32   ADDITIONAL INFORMATION YOU SHOULD KNOW      AMERICAN CENTURY INVESTMENTS


the direction of its Board of Trustees.

    The principal office of the Trust is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    The Funds are individual series of the Trust which issues shares with no par value. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one Fund are voted upon only by that Fund.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of trustees can elect all of the Trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

    Unless required by the Investment Company Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. The Trust will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

    THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       33


P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

INVESTOR SERVICES:  1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:  1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF: 1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com

                            [american century logo]
                                    American
                                Century(reg.sm)

9712           [recycled logo]
SH-BKT-10345      Recycled

                                  PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)

                                   Brokerage

                               DECEMBER 15, 1997

                                    BENHAM
                                 GROUP(reg.tm)

                       California Tax-Free Money Market

INVESTOR CLASS


                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                      AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------
     BENHAM GROUP        AMERICAN CENTURY GROUP  TWENTIETH CENTURY GROUP(reg.tm)
--------------------------------------------------------------------------------
  MONEY MARKET FUNDS        ASSET ALLOCATION &              GROWTH FUNDS
 GOVERNMENT BOND FUNDS        BALANCED FUNDS            INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS  CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS        SPECIALTY FUNDS
--------------------------------------------------------------------------------
  California Tax-Free
   Money Market Fund


                                  PROSPECTUS

                               DECEMBER 15, 1997

                       California Tax-Free Money Market

                                INVESTOR CLASS

           AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

    American Century California Tax-Free and Municipal Funds are a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the money market funds from our Benham Group, which seeks to obtain interest income that is exempt from federal and California income taxes, is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

    This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated December 15, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                         AMERICAN CENTURY INVESTMENTS
                      4500 Main Street * P.O. Box 419200
               Kansas City, Missouri 64141-6200 * 1-800-345-2021
                      International calls: 816-531-5575
                   Telecommunications Device for the Deaf:
                  1-800-634-4113 * In Missouri: 816-444-3485
                       Internet: www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                     1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY - BENHAM CALIFORNIA TAX-FREE
MONEY MARKET FUND

California Tax-Free Money Market is a money market fund which seeks to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.


    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S.
                                  GOVERNMENT.

THE FUND CONCENTRATES ITS INVESTMENTS GEOGRAPHICALLY BY INVESTING IN SECURITIES ISSUED BY AGENCIES, INSTRUMENTALITIES AND MUNICIPALITIES OF THE STATE OF CALIFORNIA. BECAUSE OF THIS CONCENTRATION, THE FUND MAY BE RISKIER THAN SIMILAR MUTUAL FUNDS WITH NO GEOGRAPHIC CONCENTRATION.

              There is no assurance that the Fund will achieve its
                        respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVE                   AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ...........................................   2
Transaction and Operating Expense Table ....................................   4
Financial Highlights .......................................................   5

INFORMATION REGARDING THE FUND

Investment Policies of the Fund ............................................   6
Portfolio Investment Quality and Maturity
   Guidelines ..............................................................   6
Risk Factors and Investment Techniques .....................................   7
   Basic Fixed Income Investment Risks .....................................   7
           Interest Rate Risk ..............................................   7
           Credit Risk .....................................................   7
           Liquidity Risk ..................................................   7
           Concentration Risk ..............................................   7
           Call Risk .......................................................   7
    California Obligations .................................................   7
    Municipal Securities ...................................................   8
Tax-Exempt Securities ......................................................   8
Other Investment Practices, Their Characteristics
   and Risks ...............................................................   9
   When-Issued and Forward Commitment
        Agreements .........................................................   9
   Rule 144A Securities ....................................................   9
   Other Techniques ........................................................   9
Performance Advertising ....................................................   9

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American
   Century Funds ...........................................................  11
How to Exchange from One American Century
   Fund to Another .........................................................  11
How to Redeem Shares .......................................................  11
Telephone Services .........................................................  11

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................  12
   When Share Price Is Determined ..........................................  12
   How Share Price Is Determined ...........................................  12
   Where to Find Information About Share Price .............................  13
Distributions ..............................................................  13
Taxes ......................................................................  13
   Tax-Deferred Accounts ...................................................  13
   Taxable Accounts ........................................................  13
   Special Tax Information .................................................  14
   Municipal Securities ....................................................  14
   Exempt-Interest Dividends ...............................................  15
Management .................................................................  15
   Investment Management ...................................................  15
   Code of Ethics ..........................................................  16
   Transfer and Administrative Services ....................................  16
Distribution of Fund Shares ................................................  17
Further Information About American Century .................................  17


PROSPECTUS                                        TABLE OF CONTENTS       3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                             California Tax-Free
                                                                  Money Market

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ..............................  none
Maximum Sales Load Imposed on Reinvested Dividends ...................  none
Deferred Sales Load ..................................................  none
Redemption Fee(1) ....................................................  none
Exchange Fee .........................................................  none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees(2) ................................................... 0.50%
12b-1 Fees ...........................................................  none
Other Expenses(3) .................................................... 0.00%
Total Fund Operating Expenses ........................................ 0.50%

EXAMPLE:

You would pay the following expenses                        1 year      $ 5
on a $1,000 investment, assuming a                         3 years       16
5% annual return and redemption at                         5 years       28
the end of each time period:                              10 years       63
----------

(1)  REDEMPTION PROCEEDS SENT BY WIRE ARE SUBJECT TO A $10 PROCESSING FEE.

(2) A PORTION OF THE MANAGEMENT FEE MAY BE PAID BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (THE "MANAGER") TO UNAFFILIATED THIRD PARTIES WHO PROVIDE RECORDKEEPING AND ADMINISTRATIVE SERVICES THAT WOULD OTHERWISE BE PERFORMED BY AN AFFILIATE OF THE MANAGER. SEE "MANAGEMENT - TRANSFER AND ADMINISTRATIVE SERVICES," PAGE 16.

(3) OTHER EXPENSES, WHICH INCLUDES THE FEES AND EXPENSES (INCLUDING LEGAL COUNSEL FEES) OF THOSE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, ARE EXPECTED TO BE LESS THAN 0.01 OF 1% OF AVERAGE NET ASSETS FOR THE CURRENT FISCAL YEAR.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century Fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

  NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Fund.


4    TRANSACTION AND OPERATING EXPENSE TABLE    AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS

                       CALIFORNIA TAX-FREE MONEY MARKET

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
August 31.

                          1997      1996      1995      1994      1993      1992      1991      1990      1989    1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ...... $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
                       --------  --------  --------  --------  --------  --------  --------  --------  -------- --------
Income From
Investment Operations

  Net Investment
    Income .............   0.03      0.03      0.03      0.02      0.02      0.03      0.04      0.05      0.06    0.05
                       --------  --------  --------  --------  --------  --------  --------  --------  -------- --------

  Net Realized and
  Unrealized Losses
  on Investment
  Transactions .........     -         -         -         -         -         -         -         -         -    (0.01)
                       --------  --------  --------  --------  --------  --------  --------  --------  -------- --------

  Total From Investment
  Operations ...........   0.03      0.03      0.03      0.02      0.02      0.03      0.04      0.05      0.06    0.04
                       --------  --------  --------  --------  --------  --------  --------  --------  -------- --------

Distributions

  From Net Investment
  Income ...............(0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)     (0.04)    (0.05)    (0.06)   (0.04)
                       --------  --------  --------  --------  --------  --------  --------  --------  -------- --------

Net Asset Value,
End of Year ............ $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
                       ========  ========  ========  ========  ========  ========  ========  ========  ======== ========

Total Return(1) ........ 3.17%     3.12%     3.31%     2.09%     2.13%     3.00%     4.23%     5.23%     5.70%    4.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating Expenses
to Average Net Assets .. 0.49%     0.49%     0.52%     0.50%     0.51%     0.54%      0.56%    0.56%     0.59%    0.63%

Ratio of Net
Investment Income
to Average Net Assets .. 3.10%     3.12%     3.28%     2.07%     2.09%     2.98%      4.20%     5.10%     5.59%   4.10%

Net Assets, End of Year
(in thousands) .........$417,784  $425,846  $414,099 $371,074  $338,731v $321,307  $361,007  $463,130  $490,700 v$328,532

----------

(1)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       5


                        INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

    The Fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the Fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    The Fund seeks to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital.

    The Fund is a "diversified company" as defined in the Investment Company Act of 1940 (the "Investment Company Act"). "Diversified" means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer.

    To meet federal tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

    THE FUND INTENDS TO REMAIN FULLY INVESTED IN MUNICIPAL OBLIGATIONS. AS A FUNDAMENTAL POLICY, THE FUND WILL INVEST AT LEAST 80% OF ITS NET ASSETS IN CALIFORNIA MUNICIPAL OBLIGATIONS. THE REMAINING 20% OF NET ASSETS MAY BE INVESTED IN (1) MUNICIPAL OBLIGATIONS ISSUED IN OTHER STATES, (2) MUNICIPAL OBLIGATIONS ISSUED BY TERRITORIES OR POSSESSIONS OF THE UNITED STATES, SUCH AS PUERTO RICO, AND (3) U.S. GOVERNMENT OBLIGATIONS. FOR TEMPORARY DEFENSIVE
PURPOSES, THE FUND MAY INVEST MORE THAN 20% OF ITS NET ASSETS IN THESE OBLIGATIONS.

    THE FUND WILL INVEST AT LEAST 80% OF ITS NET ASSETS IN OBLIGATIONS WITH INTEREST EXEMPT FROM REGULAR FEDERAL INCOME TAX.

    For an explanation of the securities ratings referred to in the following discussion, see "OTHER INFORMATION" in the Statement of Additional Information.

PORTFOLIO INVESTMENT QUALITY AND
MATURITY GUIDELINES

    The Fund may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide.

    In selecting investments for the Fund, the Manager adheres to regulatory guidelines concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk. In particular, the Fund:

  (1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less);

  (2)    Maintains a dollar-weighted average maturity of 90 days or less; and

  (3) Restricts its investments to high-quality obligations determined by the Manager, pursuant to procedures established by the Board of Trustees, to present minimal credit risks.

    To be considered high-quality, an obligation must be:

  (1)    A U.S. government obligation; or

  (2) Rated (or issued by an issuer rated with respect to a class of comparable short-term obligations) in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating agencies ("rating agencies") (or one if only one has rated the obligation); or


6      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


  (3) An obligation judged by the Manager, pursuant to guidelines established by the Board of Trustees, to be of quality comparable to the securities listed above.

RISK FACTORS AND INVESTMENT TECHNIQUES

    The Fund is designed for individuals in upper tax brackets seeking income free from federal and California personal income taxes. By itself, the Fund does not constitute a balanced investment plan.

BASIC FIXED INCOME INVESTMENT RISKS

    The Fund may be appropriate for investors who would like to (1) earn income at tax-exempt money market rates while preserving their investment or (2) use a money market fund as part of a long-term, balanced investment portfolio consisting of money market instruments, bonds and stocks.

    The basic risk factors you should consider before making an investment in the Fund are described in the following paragraphs.

INTEREST RATE RISK

    Interest rate changes affect the level of income the Fund generates for shareholders. This pattern is due to the time value of money. A bond's worth is determined by the present value of its future cash flows. Consequently, changing interest rates have a greater effect on the present value of a long-term bond than a short-term bond.

CREDIT RISK

    In selecting investments for the Fund, the Manager carefully considers the creditworthiness of parties to be relied upon for the timely payment of interest and repayment of principal.

    In many cases, these parties include not only the issuer of the obligation, but a bank or other financial intermediary who offers a letter of credit or another form of guarantee on the obligation.

LIQUIDITY RISK

    A security's rating reflects the opinions of the rating agencies that issue them and are not absolute standards of quality. Because of the cost of obtaining credit ratings, some issuers forego them. Under the direction of the Board of Trustees, the Manager may buy unrated bonds for the Fund if these securities are judged to be of a quality consistent with the Fund's investment policies. The Fund may invest up to 10% of its net assets in unrated securities. Unrated securities may be less liquid than rated securities.

CONCENTRATION RISK

    The Fund may invest 25% or more of its total assets in obligations that generate income from similar types of projects (in particular, projects in health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on Fund performance.

CALL RISK

    Many municipal obligations are issued with a call feature (call features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Manager would otherwise choose to eliminate it from a Fund's holdings. A call may also reduce an obligation's yield to maturity.

CALIFORNIA OBLIGATIONS

    Because the Fund invests primarily in California municipal securities, its yield and share price are affected by political and economic developments within the State of California.

    California municipal budgets have been strained in recent years. "Proposition 13" and similar California constitutional, statutory, and legislative initiatives have restricted the ability of California taxing entities to increase real property taxes and other tax revenues.

    State and local revenues are also adversely affected by the recent recession, the worst in the state since the 1930s. California has experienced a net loss of approximately 750,000 jobs since 1990. However, net job growth has occurred since early 1994 and all the jobs lost since the recession have now been replaced. The state government's response to these events in the early 1990s resulted in reductions in the amount of and rate of growth in the aid to counties, cities and school districts. The impact of these reductions has been lessened by the state's recent economic recovery.

    However, any events which affect the revenue received by the state and local bodies in California can have an impact on the Fund. For example, recent developments at the federal level, particularly federal welfare reform, may have the effect of offsetting the


PROSPECTUS                          INFORMATION REGARDING THE FUND         7


revenue gains achieved in the last two years. The ability of state and local entities to make scheduled payments of interest and principal on their outstanding debt obligations could be negatively affected by such events.

    For further information about the risks associated with investing in California obligations, please see the Statement of Additional Information.

MUNICIPAL SECURITIES

    Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities. Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The following discussion provides a brief description of some securities the Fund may buy. The Fund is not limited by this discussion, and it may buy other types of securities and enter into other types of transactions that meet its quality, maturity, and liquidity requirements.

    MUNICIPAL NOTES typically have maturities of 13 months or less and are used to provide short-term capital or to meet cash flow demands.

    GENERAL OBLIGATION BONDS are backed by the taxing power of the issuer.

    REVENUE BONDS are backed by the revenues derived from a specific project, system, or facility. Industrial development bonds are a type of revenue bond backed by the credit of a private issuer.

    VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS have interest rate adjustment formulas designed to stabilize their market values. These obligations normally have maturities in excess of one year but carry demand features permitting the holders to demand repayment of principal at any time or at specified intervals which may not exceed 13 months.

    TENDER OPTION BONDS are created by combining an intermediate- or long-term fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at face value. Tender option bonds purchased by the Fund are structured with rates that are reset weekly or at regular intervals.

    A sponsor may terminate a tender option agreement if, for example, the issuer of the underlying bond defaults on interest payments, or the underlying bond is downgraded or becomes taxable. Under such circumstances, the Fund might then own a bond that does not meet its quality or maturity criteria.

    The Manager monitors the credit quality of bonds underlying the Fund's tender option bond holdings and will sell or put back a tender option bond if the rating on the underlying bond falls below the second-highest rating designated by a rating agency.

    IN ADDITION, THE FUND LIMITS ITS INVESTMENTS IN TENDER OPTION BONDS TO 15% OF NET ASSETS.

    MUNICIPAL LEASE OBLIGATIONS are issued by state and local governments to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the issuing municipality's ability to assess taxes to meet its debt obligations. If the state or local government does not make appropriations for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and loss to investors.

    Prior to purchasing a municipal lease obligation (or a participation interest in such obligations) and on a regular basis thereafter, the Manager evaluates the credit quality and liquidity of the obligation. In making this evaluation, the Manager considers various credit factors, such as the necessity of the project; the issuer's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment; general economic conditions in the region where the security is issued; liquidity indictors such as dealer activity; and with regard to unrated obligations the likelihood such lease will not be canceled.

    ZERO-COUPON MUNICIPAL SECURITIES do not make regular interest payments. Instead, they are sold at a deep discount to their face value. In calculating daily dividends, the Fund takes into account, as income, a portion of the difference between these securities' purchase prices and face values. Because zero-coupon securities do not pay current income, their prices can be very volatile when interest rates change.

TAX-EXEMPT SECURITIES

    Historically, interest paid on securities issued by states, cities, counties, school districts and other political subdivisions of the United States has been exempt from federal income taxes. Legislation since 1985, however, affects the tax treatment of certain types of


8       INFORMATION REGARDING THE FUND        AMERICAN CENTURY INVESTMENTS


municipal bonds issued after certain dates and, in some cases, subjects the income from certain bonds to differing tax treatment depending on the tax status of its recipient.

    The tax-equivalent yield is based on the current double tax-exempt yield and your combined federal and state marginal tax rate. Assuming all the Fund's dividends are tax-exempt in California (which may not always be the case) and that your California taxes are fully deductible for federal income tax purposes, you can calculate your tax equivalent yield for the Fund using the following equation:

         Fund's Double Tax-Free Yield                           Your Tax-
-----------------------------------------------        =       Equivalent
(100% - Federal Rate) (100% - California Rate)                    Yield

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information regarding the investment practices of the Fund, see the Statement of Additional Information.

WHEN-ISSUED AND FORWARD  COMMITMENT AGREEMENTS

    The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the Manager, such purchases will further the investment objective of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the Fund.

RULE 144A SECURITIES

    The Fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees of the Fund has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The Board of Trustees retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Manager will consider appropriate remedies to minimize the effect on such Fund's liquidity.

    THE FUND MAY NOT INVEST MORE THAN 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES (SECURITIES THAT MAY NOT BE SOLD WITHIN SEVEN DAYS AT APPROXIMATELY THE PRICE USED IN DETERMINING THE NET ASSET VALUE OF FUND SHARES).

OTHER TECHNIQUES

    The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When SEC guidelines require it to do so, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Fund's Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PERFORMANCE ADVERTISING

    From time to time, the Fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield, effective yield and tax-equivalent yield (for tax-exempt funds).


PROSPECTUS                           INFORMATION REGARDING THE FUND       9


    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

    A quotation of yield reflects a Fund's income over a stated period expressed as a percentage of the fund's share price. Yield is calculated by measuring the income generated by an investment in the Fund over a seven-day period (net of expenses). This income is then annualized, that is, the amount of income generated by the investment over the seven day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

    A tax-equivalent yield demonstrates the taxable yield necessary to produce after-tax yield equivalent to that of a mutual fund which invests in exempt obligations. See "TAX-EXEMPT SECURITIES," page 8, for a description of the formula used in comparing yields to tax-equivalent yields.

    The Fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or IBC's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


10      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem the Investor Class shares of the Fund offered by this Prospectus through American Century Brokerage Access Account SM and Standard Account.

HOW TO PURCHASE AND SELL AMERICAN CENTURY
FUNDS

    The Fund offered by this Prospectus is available as an investment option in connection with a program, product or service offered by American Century Brokerage. Since all records of your share ownership are maintained by American Century Brokerage, all orders to purchase, exchange and redeem shares must be made through American Century Brokerage.

    You should contact a Brokerage Associate at 1-888-345-2071 for information about how to select American Century funds.

    If you have questions about the Fund, see "INVESTMENT POLICIES OF THE FUND," page 6, or call one of our Investor Services Representatives at 1-800-345-2021.

    Orders to purchase shares are effective on the day we receive payment. See "WHEN SHARE PRICE IS DETERMINED," page 12.

    We may discontinue offering shares generally in the Fund (including any class of shares of the Fund) or in any particular state without notice to shareholders.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call American Century Brokerage at 1-888-345-2071.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your American Century Brokerage account permits you to exchange your investment in the shares of the Fund for shares of another fund in our family. Contact American Century Brokerage at 1-888-345-2071 for details on the rules governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by American Century Brokerage, you can sell ("redeem") your shares through American Century Brokerage at their net asset value. American Century Brokerage will provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "WHEN SHARE PRICE IS DETERMINED," page 12. If you have any questions about how to redeem, contact an American Century Brokerage Associate.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current Prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Investor Services Representatives at 1-800-345-2021.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       11


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Fund's procedures or any contractual arrangement with the Fund or the Fund's distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    Portfolio securities of the Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

    Pursuant to a determination by the Fund's Board of Trustees and Rule 2a-7 under the Investment Company Act, portfolio securities of the Fund are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


12    ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


WHERE TO FIND YIELD INFORMATION

    The yield of the Investor Class of the Fund is published weekly in leading financial publications and daily in many local newspapers. Yield information may also be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

    Net income plus net realized gains on portfolio securities is determined and declared as a distribution daily, including Saturdays, Sundays and holidays. These distributions will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year.

    You will begin to participate in the distributions the day after your purchase is effective. See "WHEN SHARE PRICE IS DETERMINED," page 12. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains of the Variable-Price Funds, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Fund does not expect to realize any long-term capital gains and, accordingly, do not expect to make any capital gains distributions.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

TAXES

    The Fund has elected to be taxed under Sub-chapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If Fund shares are purchased through tax- deferred accounts, such as a qualified employer- sponsored retirement or savings plan, income and capital gains distributions paid by the Fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Variable-Price Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Dividends representing income derived from tax-exempt bonds generally retain the bonds' tax-exempt character in a shareholder's hands. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you


PROSPECTUS                    ADDITIONAL INFORMATION YOU SHOULD KNOW      13


must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes to an individual unless, due to that person's own tax situation, he or she is subject to the AMT. In that case, it is likely that a portion of the dividends will be taxable to that shareholder while remaining tax-exempt in the hands of most other shareholders. The Fund will advise shareholders of the percentage, if any, of the dividends not exempt from federal income tax, and the percentage, if any, subject to the individual AMT should a shareholder be subject to it.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

SPECIAL TAX INFORMATION

    The Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are generally excludable from a shareholder's gross income for federal tax purposes. If a Fund earned federally taxable income from any of its investments, the income would be distributed to shareholders as a taxable dividend as described above.

MUNICIPAL SECURITIES

    Opinions relating to the validity of municipal securities and the exemptions of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Fund and the Manager rely on the opinion of bond counsel and do not undertake any independent investigation of proceedings relating to the issuance of state or municipal securities. The Fund may invest in various instruments that are not traditional state and local obligations and that are believed to generate interest excludable from taxable income under Internal Revenue Code
Section 103, including, but not limited to, municipal lease obligations and inverse floaters. Although the Fund may invest in these instruments, it cannot guarantee the tax-exempt status of the income earned thereon from any other investment.

EXEMPT-INTEREST DIVIDENDS

    Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are includable in the tax base for determining the extent to


14    ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


which Social Security or railroad retirement benefits will be subject to federal income tax.

    Distributions from net short-term capital gains and all or a portion of gains realized upon the disposition of market discount bonds are federally taxable as ordinary income. Long-term capital gains distributions designated as capital gain dividends are federally taxable as long-term capital gains, regardless of how long you have held your shares. Distributions generally are subject to the same tax treatment, whether they are received in cash or in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January of the following year are treated as if paid on December 31st.

    If a Fund qualifies to pay exempt-interest dividends, its income dividends will be exempt from California personal income tax to the extent that the Fund's dividends are derived from interest on California state tax-free obligations. Distributions derived from obligations other than California state tax-free obligations, as well as distributions from short- or long-term capital gains and any other taxable income or gains, are subject to California personal income tax. The Fund's dividends are not exempt from California state franchise or corporate income taxes. Shareholders who are domiciled outside of California may be subject to income, personal property, intangibles or other taxes in their respective states.

    You may realize a taxable gain or loss when you redeem (sell) or exchange shares of a Variable-Price Fund. For most types of accounts, proceeds from your redemption transactions will be reported to the IRS annually. However, because the tax treatment depends on your purchase price and your personal tax situation, you should keep regular account statements to use in determining your tax liability.

    If you hold Fund shares for six months or less, the deduction of any loss realized upon redemption is disallowed to the extent that you received "exempt-interest dividends" on those shares. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

    Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest income has been accrued by a Fund but before that income has been distributed as a dividend may be disadvantageous. Any gain on such redemption will be taxable, even though the gain may be attributable in part to the accrued tax-exempt interest that might have qualified as an exempt-interest dividend if distributed as a dividend rather than as redemption proceeds.

MANAGEMENT

INVESTMENT MANAGEMENT

    The Fund is an open-end series of the American Century California Tax-Free and Municipal Funds, formerly known as Benham California Tax-Free and Municipal Funds, (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the Fund, American Century Investment Management, Inc. serves as the investment manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

    The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The Manager supervises and manages the investment portfolio of the Fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Fund's portfolios as they deem appropriate in pursuit of the Fund's investment objective. Individual portfolio manager members of the team may also adjust portfolio holdings of the Fund as necessary between team meetings.

    The portfolio manager members of the teams managing the Fund described in this Prospectus and their work experience for the last five years are listed as follows:

    G. DAVID MACEWEN, Vice President and Senior Portfolio Manager, is the manager of the portfolio management team which manages the Fund and has had primary responsibility for the day-to-day operations of California Long-Term Tax-Free and California Insured


PROSPECTUS                ADDITIONAL INFORMATION YOU SHOULD KNOW      15


Tax-Free since May 1991. Mr. MacEwen joined American Century in 1991 as a Municipal Portfolio Manager. Mr. MacEwen is a member of the Association of Investment Management and Research (AIMR) and the Securities Analysts of San Francisco. Mr. MacEwen has an MBA in finance from the University of Delaware and a BA in Economics from Boston University.

    TODD PARDULA, Municipal Portfolio Manager, has been directly responsible for the management of the Fund and the California Municipal Money Market since May 1994. Before he was promoted to Portfolio Manager, Mr. Pardula, who joined American Century in 1990, was an Associate Municipal Credit Analyst for two years. Prior to that, he was a Customer Service Representative in the Investor Services Department. Mr. Pardula is a Chartered Financial Analyst and is a member of the Association for Investment Management & Research (AIMR) and a member of the Securities Analysts of San Francisco and the California Society of Municipal Analysts. He has a BS degree in Finance from Santa Clara University.

    The activities of the Manager are subject only to directions of the Fund's Board of Trustees. The Manager pays all the expenses of the Fund except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses.

    For the services provided to the Fund, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). There are three investment categories: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for the Fund is an annual rate of 0.20% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of the Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

    On the first business day of each month, the Fund pays a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The Fund and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the Fund. It provides facilities, equipment and personnel to the Fund and is paid for such services by the Manager.

    The Fund charges no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To


16    ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Fund at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

    The Manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

    The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    The Trust was organized as a Massachusetts business trust on February 18, 1983. The Trust is a registered open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Trustees.

    The principal office of the Trust is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    The Fund is an individual series of the Trust which issues shares with no par value. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one Fund are voted upon only by that Fund.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of trustees can elect all of the Trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

    Unless required by the Investment Company Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. The Trust will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

    THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       17


TO CONTACT AMERICAN CENTURY BROKERAGE, INC.:

P.O. BOX 419146
KANSAS CITY, MISSOURI
64141-6146

BROKERAGE ASSOCIATE:
1-888-345-2071

TELESELECT AUTOMATED INFORMATION AND TRADING LINE:
1-888-345-2091

INTERNET: www.americancentury.com


TO CONTACT THE FUND:

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

INTERNET: WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)
                                   Brokerage


9712           [recycled logo]
BK-BKT-10451      Recycled

                       STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                Century(reg.sm)

                              DECEMBER 15, 1997


                                    BENHAM
                                 GROUP(reg.tm)

                        California Tax-Free Money Market
                        California Municipal Money Market
                        California Limited-Term Tax-Free
                      California Intermediate-Term Tax-Free
                          California Long-Term Tax-Free
                         California High-Yield Municipal
                           California Insured Tax-Free


                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 15, 1997

           AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

This Statement is not a prospectus but should be read in conjunction with the current Prospectus for the American Century California Tax-Free and Municipal Funds dated December 15, 1997. The Funds' annual reports for the fiscal year ended August 31, 1997, are incorporated by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques .........................................   2
Special Considerations Regarding California Municipal Securities ...........   8
Investment Restrictions ....................................................  11
Portfolio Transactions .....................................................  13
Valuation of Portfolio Securities ..........................................  13
Performance ................................................................  15
Taxes ......................................................................  16
About the Trust ............................................................  18
Trustees and Officers ......................................................  20
Management .................................................................  21
Transfer and Administrative Services .......................................  24
Distribution of Fund Shares ................................................  25
Additional Purchase and Redemption Information .............................  25
Other Information ..........................................................  26

  NOTE: Throughout this document, American Century--Benham California Tax-Free Money Market and American Century--Benham California Municipal Money Market are referred to collectively as the Money Market Funds. Likewise, American Century--Benham California Limited-Term Tax-Free, American Century--Benham California Intermediate-Term Tax-Free, American Century--Benham California Long-Term Tax-Free, American Century--Benham California High-Yield Municipal, and American Century--Benham California Insured Tax-Free Fund are referred to collectively as the Variable-Price Funds.


STATEMENT OF ADDITIONAL INFORMATION                                       1


INVESTMENT POLICIES AND TECHNIQUES

    The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

MUNICIPAL NOTES

    Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

    Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

    Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

    Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

    Tax-Exempt Commercial Paper is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

    Revenue Anticipation Warrants, or reimbursement warrants, are issued to meet the cash flow needs of the State of California at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the State's General Fund, including the proceeds of revenue anticipation notes issued following enactment of a State budget or the proceeds of refunding warrants issued by the State.

MUNICIPAL BONDS

    Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

    General Obligation (GO) Bonds are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

    Revenue Bonds are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

    Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility's user to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS

    The Funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities have interest rates that change


2                                                  AMERICAN CENTURY INVESTMENTS


whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

OBLIGATIONS WITH TERM PUTS ATTACHED

    Each Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

    American Century Investment Management, Inc. (the "Manager"), the Funds' investment advisor, expects that the Funds will pay more for securities with puts attached than for securities without these liquidity features. The Manager may buy securities with puts attached to keep a Fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the Funds' investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the Funds, the Manager limits the Funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service (IRS).

    Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Funds' weighted average maturities. When a Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

    There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a Fund attempts to exercise the put. To minimize such risks, the Funds will purchase obligations with puts attached only from sellers deemed creditworthy by the Manager under the direction of the Board of Trustees.

TENDER OPTION BONDS

    Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to the Money Market Funds. However, any of the Funds may purchase these instruments.

    TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

    There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the Manager monitors the credit quality of bonds underlying the Funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second-highest rating category designated by a nationally recognized statistical rating agency (a "rating agency").

     The Manager also takes steps to minimize the risk that the Fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences.

    After purchase, the Manager monitors factors related to the tax-exempt status of the Fund's TOB holdings in order to minimize the risk of generating taxable income.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    The Funds may engage in municipal securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the


STATEMENT OF ADDITIONAL INFORMATION                                        3


rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

    As an operating policy, each Fund will not commit more than 50% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 50% of a Fund's total assets to be committed under when-issued or forward commitment agreements, the Manager need not sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is below 50% of total assets.

MUNICIPAL LEASE OBLIGATIONS

    Each Fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

    Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

    Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

    California and its municipalities are the largest issuers of municipal lease obligations in the United States.

INVERSE FLOATERS (VARIABLE-PRICE FUNDS)

    The Variable-Price Funds may hold inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

    Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

    In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are


4                                                  AMERICAN CENTURY INVESTMENTS


allocated to floater and inverse floater holders in the following manner:

  (i) Floater holders receive interest based on rates set at a six month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

  (ii) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

    Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

    Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

    Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

    The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

LOWER-QUALITY BONDS (CALIFORNIA HIGH-YIELD MUNICIPAL)

    As indicated in the Prospectus, an investment in California High-Yield Municipal carries greater risk than an investment in the other Funds because the Fund may invest without limitation in lower-rated bonds and unrated bonds judged by the Manager to be of comparable quality (collectively, "lower-quality bonds").

    While the market values of higher-quality bonds tend to correspond to market interest rate changes, the market values of lower-quality bonds tend to reflect the financial condition of their issuers.

    Projects financed through the issuance of lower-quality bonds are often highly leveraged. The issuer's ability to service its debt obligations may be adversely affected by an economic downturn, a period of rising interest rates, the issuer's inability to meet projected revenue forecasts, or a lack of needed additional financing.

    Lower-quality bonds generally are unsecured and often are subordinated to other obligations of the issuer. These bonds frequently have call or buy-back features that permit the issuer to call or repurchase the bond from the holder. Premature disposition of a lower-quality bond due to a call or buy-back feature, deterioration of the issuer's creditworthiness, or a default may make it difficult for the Manager to manage the flow of income to the Fund, which may have negative tax implications for shareholders.

    The market for lower-quality bonds tends to be concentrated among a smaller number of dealers than the market for higher-quality bonds. This market is dominated by dealers and institutions (including mutual funds), rather than by individuals. To the extent that a secondary trading market for lower-quality bonds exists, it may not be as liquid as the secondary market for higher-quality bonds. Limited liquidity in the secondary market may adversely affect market prices and hinder the Manager's ability to dispose of particular bonds when it determines that it is in the best interest of the Fund to do so. Reduced liquidity may also hinder the Manager's ability to obtain market quotations for purposes of valuing the Fund's portfolio and determining its net asset value.

    The Manager continually monitors securities to determine their relative liquidity.

    The Fund may incur expenses in excess of its ordinary operating expenses if it becomes necessary to seek recovery on a defaulted lower-quality bond.


STATEMENT OF ADDITIONAL INFORMATION                                       5


SHORT-TERM SECURITIES (VARIABLE-PRICE FUNDS)

    Under certain circumstances, California Long-Term Tax-Free, California High-Yield Municipal, and California Insured Tax-Free may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, the Manager does not expect these Funds' investments in short-term securities to exceed 35% of total assets. If a Fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. However, the Manager intends to minimize such investments and, when suitable short-term municipal securities are unavailable, may allow the Funds to hold cash to avoid generating taxable dividends.

    Pursuant to an exemptive  order from the Securities and Exchange  Commission
(SEC), each Variable-Price Fund may invest up to 5% of its total assets in shares of the Money Market Funds to facilitate cash management provided that the investment is consistent with the Funds' investment policies and restrictions. To avoid generating dividend income subject to the federal alternative minimum tax (AMT), the Variable-Price Funds (excluding California High-Yield Municipal) will limit their Money Market Fund investments to California Tax-Free Money Market. California High-Yield Municipal, which ordinarily invests in AMT securities, may invest up to 5% of its total assets in shares of either of the Money Market Funds.

CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED TO FINANCE SIMILAR PROJECTS OR FACILITIES

    From time to time, a significant portion of a Fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a Fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages, and declining demand for projects or facilities financed by the municipal bonds.

FUTURES AND OPTIONS (VARIABLE-PRICE FUNDS)

    Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge a Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure. The Funds do not use futures and options transactions for speculative purposes.

    Although other techniques may be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

    Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The Funds may engage in futures and options transactions based on securities indexes such as the Bond Buyer Index of Municipal Bonds that are consistent with the Fund's investment objectives. The Fund may also engage in futures and options transactions based on specific securities such as U.S. Treasury bonds or notes.

    Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Bond Buyer Municipal Bond Index.


6                                                  AMERICAN CENTURY INVESTMENTS


Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

    To initiate and maintain open positions in a futures contract, a Fund would be required to make a good faith margin deposit in cash or government securities with a futures broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

    Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker for as long as the contract remains open and do not constitute margin transactions for purposes of the Funds' investment restrictions.

    RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a Fund's return.

    A Fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the Manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Manager will seek to minimize these risks by limiting the contracts entered into on behalf of the Funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

    A Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a Fund loses money on a futures contract at the same time that it experiences a decline in the value of its "hedged" portfolio securities. A Fund could also lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

    OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the


STATEMENT OF ADDITIONAL INFORMATION                                          7


underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

    Although they do not currently intend to do so, the Funds may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Funds would give up some ability to participate in a price increase on the underlying security. If a Fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums, or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's total assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

    The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

MUNICIPAL BOND INSURERS  (CALIFORNIA INSURED TAX-FREE)

    Securities held by California Insured Tax-Free may be (a) insured under a new-issue insurance policy obtained by the issuer of the security or (b) insured under a secondary market insurance policy purchased by the Fund or a previous bond holder. The following paragraphs provide some background on the bond insurance organizations most frequently relied upon for municipal bond insurance in the United States.

    AMBAC Indemnity Corporation (AMBAC Indemnity) is a Wisconsin-domiciled stock insurance corporation with admitted assets of approximately $2.1 billion (unaudited) and statutory capital of approximately $1.2 billion (unaudited) as of December 31, 1994. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a publicly-held company. Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) have rated AMBAC Indemnity's claims-paying ability Aaa and AAA, respectively.

    Financial Guaranty Insurance Company (FGIC) is a wholly owned subsidiary of FGIC Corporation, a Delaware corporation with admitted assets of $2.1 billion and a statutory capital base of $1.1 billion as of December 31, 1994. Statutory capital consists of total capital and surplus as well as contingency reserve. FGIC's claims-paying ability was rated Aaa/AAA/AAA by Moody's, S&P, and Fitch, respectively.

    Municipal Bond Investors Assurance Corporation (MBIA) is a monoline insurance company organized as a New York corporation. As of December 31, 1994, MBIA (consolidated) had admitted assets of $3.4 billion (unaudited), total liabilities of $1.6 billion (unaudited), and total capital and surplus of $1.7 billion (unaudited). All bond issues insured by MBIA are rated "Aaa" by Moody's and all short-term loans insured by MBIA "MIG-1." All bond issues insured by MBIA are rated "AAA" by S&P.

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA MUNICIPAL SECURITIES

    As briefly discussed in the Prospectus, the Funds are susceptible to political, economic, and regulatory events that affect issuers of California municipal obligations. These include possible adverse affects of California constitutional amendments, legislative measures, voter initiatives, and other matters described below.

    The following information about risk factors is provided in view of the Funds' policies of concentrating their assets in California municipal securities. This information is based on recent official statements relating to securities offerings of California issuers,


8                                                  AMERICAN CENTURY INVESTMENTS


although it does not constitute a complete description of the risk associated with investing in securities of these issuers. While the Manager has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

ECONOMIC OVERVIEW

    California's economy is the largest among the 50 states and one of the largest in the world. The State's 1996 population of approximately 32.4 million, representing approximately 12% of the U.S. population, has grown by 36% since 1980. Total personal income, an estimated $810 billion in 1996, accounted for approximately 12% of personal income nationwide.

    From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. More than 300,000 non-farm jobs were added in the state in 1996, while personal income grew by more than $55 billion. Another 380,000 jobs are expected to be created in 1997. The unemployment rate, while still higher than the national average, fell to the low 6% range in mid-1997, compared to over 10% at the worst of the recession.

    California's economic expansion is being fueled by strong growth in high-technology industries; including computer software, electronics manufacturing, and motion picture/television production. Growth is also strong in business services, export trade, and manufacturing, with even the aerospace sector showing increasing employment. Non-residential and residential construction have been moderately growing since the depths of the recession, but remain much lower (as measured by annual new unit permits) than the late 1980's.

CONSTITUTIONAL LIMITATIONS ON TAXES

    Many California issuers rely on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by voters in 1978 and commonly known as "Proposition 13." Article XIIIA limits to 1% of full cash value the rate of ad valorem taxes on real property and restricts the reassessment of property to 2% per year, except where new construction or changes of ownership have occurred (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. The U.S. Supreme Court has upheld Proposition 13 against claims that it has unlawfully resulted in widely varying tax liability on similarly situated properties.

    Article XIIIA also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Subsequent court decisions, however, have allowed non-voter approved "general taxes" so long as they are not dedicated to a specific use. In response to these decisions, voters adopted an initiative in 1986 that imposed new limits on the ability of local government entities to raise or levy general taxes without voter approval. Based upon a 1991 intermediate appellate court decision, it was believed that significant parts of this initiative, known as "Proposition 62," were unconstitutional. On September 28, 1995, the California Supreme Court rendered a decision in the case of Santa Clara County Local Transportation Authority v. Guardino which rejected the prior decision and upheld Proposition 62, while striking down a 1/2-cent sales tax for transportation purposes which was approved by a majority, but less than two-thirds, vote. Proposition 62 does not apply to charter cities, but other local governments may be constrained in raising any taxes without voter approval.

    PROPOSITION 218 -  THE "RIGHT TO VOTE ON TAXES ACT"

    On November 5, 1996, the voters of the state approved Proposition 218. This proposition adds Articles XIIIC and XIIID to the State Constitution, which affect the ability of local governments, including charter cities, to levy and collect both existing and future taxes, assessments, fees, and charges. Proposition 218 became effective on November 6, 1996, although application of some of its provisions was deferred until July 1, 1997. This proposition could negatively impact a local government's ability to make its debt service payments, and thus could result in a lowering of credit ratings.


STATEMENT OF ADDITIONAL INFORMATION                                          9


CONSTITUTIONAL LIMITATIONS ON APPROPRIATIONS

    The State and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution. This article was enacted by voters in 1979 and was significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State and subject local governments from spending "appropriations subject to limitation" in excess of an appropriations limit. The appropriations limit is adjusted annually to reflect population changes and changes in the cost of living as well as transfers of responsibility between government units. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes" consisting of tax revenues and certain other charges and fees to the extent that such proceeds exceed the cost of providing the product or service. However, proceeds of taxes exclude most State subventions to local governments.

    "Excess revenues" under Article XIIIB are measured over a two-year cycle. Local governments must return any excess revenues to taxpayers through tax rate reductions. The State must refund 50% of any excess and pay the other 50% to schools and community colleges. With the application of more liberal annual adjustment factors since 1988 and depressed revenues since 1990 due to the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for a limited time.

    Because of the complex nature of Articles XIIIA and XIIIB, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations, population changes, changes in the cost of living, or the probability of continuing legal challenges, it is difficult to measure the full impact of these Articles on the California municipal market or on the ability of California issuers to pay debt service on their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

    As of September 1, 1997, the State had approximately $17.9 billion of general obligation bonds outstanding, and approximately $4.6 billion remained authorized but unissued. Of the State's outstanding general obligation debt, 21% is presently self-liquidating (i.e., program revenues are expected to be sufficient to reimburse the General Fund for debt service payments). In fiscal year 1996-97, debt service on general obligation bonds and lease-purchase debt was approximately 5.00% of general fund revenues down from 5.25% in fiscal year 1994-95.

    The  State's  principal  sources of General  Fund  revenues  for fiscal year
1996-97 were the California personal income tax (45% of total revenues), the sales tax (35%), bank and corporations taxes (13%), and the gross premium tax on insurance (2%). Historically, the State has paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations when due.

    GENERAL. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions and growth of the largest General Fund expenditure programs--K-14 education, health, welfare, and corrections--at rates faster than the revenue base. The largest state expenditure program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which essentially guarantees local school districts and community college districts a minimum share of the state's general fund revenues (currently 35%).

    Expenditures pressures could continue as the state's overall population and school age population continue to grow, and as the state's corrections program responds to a "Three Strikes" law enacted in 1994 (which requires mandatory life prison terms for certain third-time felony offenders). In addition, the long-term impact of federal welfare reform on the state's budget is uncertain.

    RECENT BUDGETS. State finances have improved over the past two fiscal years, due primarily to stronger than anticipated revenue and lower than anticipated social spending. The State finished fiscal year 1996-97 with a $408 million in the State's budget reserve. The past two fiscal years' budgets contained the following features:

    * Expenditures for K-14 schools grew significantly as the new revenues were directed to school spending under Proposition 98.

    *    The budgets restrained health and welfare spending levels.


10                                                 AMERICAN CENTURY INVESTMENTS


    * General Fund support for the University of California and California State Universities grew by an average of 5.2% and 3.3% per year.

    * General Fund support for corrections grew as needed to meet increased prison population.

    *    There was 5% corporate income tax cut.

    CURRENT BUDGET. The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (6.8% increase from the prior fiscal year) and expenditures of $52.8 billion (an 8.0% increase). On budgetary basis, the budget reserve is projected to decrease from $408 million as of June 30, 1997 to $112 million as of June 30, 1998. The following are major features of the 1997-98 Budget Act:

    * For the second year in a row, the budget contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues have exceeded initial budgeted amounts.

    * The budget reflects a $1.235 billion pension judgment payment to the Public Employees Retirement System (PERS).

    * General Fund support for the University of California and California State University is increased by approximately 6%.

    * Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of welfare reform.

    * Unlike prior years, this budget does not include uncertain federal budget actions.

    *    The budget does not have any tax increases or tax cuts.

    Due to the improvement in the State's economy and financial condition, the State of California was upgraded by Standard and Poor's in August, 1996 from A to A+ and by Fitch Investors Service in September, 1997 from A+ to AA-.

OBLIGATIONS OF OTHER ISSUERS

    Property tax revenues received by local governments declined more than 50% following passage of Proposition 13 in 1978. Subsequently, the California legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain government functions by the State to assist the State's municipalities. However, in response to the fiscal crisis at the State level, the Legislature in 1992-93 and 1993-94 effectively reversed the post-Proposition 13 "bailout" aid and directed over $3 billion of city, county, and special district property taxes to school districts, which enabled the State to reduce its aid to schools by the same amount. Part of this shortfall is to be covered by a 0.5% sales tax allocated to local government public safety purposes. The 0.5% sales tax increase was imposed by Proposition 172, which was approved by a majority of voters at the statewide election on November 2, 1993.

    Even with these cuts and property tax shifts, over 70% of the State General Fund expenditures are for local government assistance. To the extent that the State is constrained by its Article XIIIB appropriations limit, its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level or rate of growth of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

INVESTMENT RESTRICTIONS

    The Funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of a Fund, as determined in accordance with the Investment Company Act of 1940 (the "Investment Company Act").

    AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

  1) issue senior securities, except as permitted under the Investment Company Act.

  2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3) lend any security or make any other loan if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and


STATEMENT OF ADDITIONAL INFORMATION                                       11


         limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

  4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

  5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

  6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

  8)     invest for purposes of exercising control over management.

    In addition, the Funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees.

  AS AN OPERATING POLICY, EACH FUND:

  a) [California Municipal Money Market Fund only] to meet federal tax requirements for qualification as a "regulated investment company," limits its investment so that at the close of each quarter of its taxable year: (i) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (i) and (ii) do not apply to "Government securities" as defined for federal tax purposes. The Fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% or the outstanding voting securities of such issuer.

  b) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

  c) [Money Market Funds only] shall not purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

  d) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

  e) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

  f) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    For purposes of the investment restriction (5), relating to concentration, a Fund shall not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their


12                                                AMERICAN CENTURY INVESTMENTS


authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

    Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

    For purposes of the Funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

    Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

    In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

    Under normal conditions, the Variable-Price Funds' annual portfolio turnover rates are not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

    The Variable-Price Funds' portfolio turnover rates are listed in the Financial Highlights table in the Prospectus.

    Investment decisions are made for each Fund independently from those made for other funds advised by the Manager. From time to time, however, two or more funds advised by the Manager may hold the same security. When two or more funds are simultaneously engaged in purchasing or selling a security, the prices and amounts are allocated in a manner believed by the Manager to be equitable to each of the funds involved. In some instances, simultaneous transactions could have a detrimental effect on the price or value of a security as far as the participating funds are concerned. In other instances, however, the ability to participate in volume transactions will produce better prices and executions for the funds.

VALUATION OF PORTFOLIO SECURITIES

    Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.


STATEMENT OF ADDITIONAL INFORMATION                                          13


The Manager typically completes its trading on behalf of each Fund in various markets before the Exchange closes for the day. Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

    MONEY MARKET FUNDS. Securities held by the Money Market Funds are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Funds' yields. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

    The Money Market Funds operate pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, a Money Market Fund's price per share as computed for the purposes of sales and redemptions at $1.00. While the day-to-day operation of the Money Market Funds has been delegated to the Manager, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a nationally recognized statistical rating organization or, in the case of unrated securities, of comparable quality. The procedures require review of the Money Market Fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

    The Board of Trustees monitors the levels of illiquid securities, however if the levels are exceeded, they will take action to rectify these levels.

    Actions the Board of Trustees may consider under these circumstances include
(i) selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment,
(iv) discounting share purchases and initiating redemptions in kind, or (v) valuing portfolio securities at market price for purposes of calculating NAV.

    VARIABLE-PRICE FUNDS. Securities held by the Variable-Price Funds normally are priced by an independent pricing service, provided that such prices are believed by the Manager to reflect the fair market value of portfolio securities.

    Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the Manager under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Manager, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

    Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among dealers.

    Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the Trustees determine that this would not result in fair valuation of a


14                                                AMERICAN CENTURY INVESTMENTS


given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Trustees.

PERFORMANCE

    The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature.

    For the Money Market Funds, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

    Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:


             Effective Yield = [(Base-Period Return + 1)365/7] - 1


    The Money Market Funds' yields and effective yields for the seven-day period ended August 31, 1997, were as follows:


Money Market Fund                           7-Day Yield     Effective Yield
--------------------------------------------------------------------------------
California Tax-Free Money Market               2.91%             2.95%

California Municipal Money Market              2.97%             3.01%
--------------------------------------------------------------------------------


    For the Variable-Price Funds, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period according to the following formula:


    YIELD = 2 [(a - b + 1)(6) - 1]
               -------
                 cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    The Variable-Price Funds' yields for the 30-day period ended August 31, 1997, were as follows:

Variable-Price Fund                                   30-Day Yield
--------------------------------------------------------------------------------
California Limited-Term Tax-Free                          3.67%

California Intermediate-Term Tax-Free                     3.97%

California Long-Term Tax-Free                             4.64%

California High-Yield Municipal                           5.04%

California Insured Tax-Free                               4.55%
--------------------------------------------------------------------------------

    Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the Fund's NAV during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Funds' performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

    The Funds' average annual total returns for the one-year, five-year, and ten-year or life-of-fund periods ended August 31, 1997, are indicated in the following table.


STATEMENT OF ADDITIONAL INFORMATION                                      15


                      Average Annual Total Returns
----------------------------------------------------------------------------
                                                            Life-of-
Fund                 One-Year   Five-Years     Ten-Years     Fund
----------------------------------------------------------------------------
Tax-Free Money
Market(1)              3.17%       2.76%         3.64%       3.86%

Municipal Money
Market(2)              3.15%       2.82%          --         3.12%

Limited-Term
Tax-Free(3)            5.42%       4.52%          --         4.74%

Intermediate-
Term Tax-Free(1)       7.39%       6.12%         6.67%       6.95%

Long-Term
Tax-Free(1)            9.70%       7.27%         7.97%       8.48%

High-Yield
Municipal Fund(4)     10.61%       7.76%         8.13%       6.70%

Insured Tax-Free(4)    9.25%       7.08%         7.91%       6.87%
----------------------------------------------------------------------------

(1) Commenced operations on November 9, 1983.
(2) Commenced operations on December 31, 1990.
(3) Commenced operations on June 1, 1992.
(4) Commenced operations on December 30, 1986.

    In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

    The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performances.

TAXES

FEDERAL INCOME TAX

    Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will be exempt from federal and California income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders.

    Certain of the bonds purchased by the Funds may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount, although no cash is actually received by a Fund until the maturity of the bond, is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income


16                                             AMERICAN CENTURY INVESTMENTS


earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. Original issue discount on an obligation with interest exempt from federal income tax will constitute tax-exempt interest income to the Fund.

    In addition, some of the bonds may be purchased by a Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund on a straight line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, gain realized on disposition of a security held less than one year is treated as short-term capital gain.

    It is intended that each Fund's assets will be sufficiently invested in municipal securities so that each Fund will be eligible to pay "exempt-interest dividends" (as defined in the Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify to be designated as exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

    Distributions of net investment income received by a Fund from investment in debt securities other than municipal securities, of ordinary income realized upon the disposition of tax-exempt market discount bonds, and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income. Because the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

    Under the Code, any distribution of a Fund's net realized long-term capital gains designated by the Fund as a capital gain dividend is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. If a capital gain dividend is paid with respect to any shares of a Fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes. The Code also provides that if a shareholder holds shares of a Fund for six months or less, the deduction of any loss on the sale or exchange of those shares is disallowed to the extent that the shareholder received exempt-interest dividends with respect to those shares.

    As of August 31, 1997, the Funds had the following capital loss carryovers of $298,915 (expiring 1999 through 2004) for California Tax-Free Money Market, $158,606 (expiring 2003 through 2004) for California Municipal Money Market, and $833,657 (expiring 2003 and 2004) for California Limited-Term Tax-Free. When a Fund has a capital loss carryover, it does not make capital gain distributions until the loss has been offset or expired.

    Interest on certain types of industrial development bonds (small issues and obligations issued to finance certain exempt facilities that may be leased to or used by persons other than the issuer) is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "non-exempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The Funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns directly or indirectly in aggregate more than 50% in the equity value of the substantial user.

    From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminat-


STATEMENT OF ADDITIONAL INFORMATION                                      17


ing the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the Funds' NAVs would be adversely affected. Under these circumstances, the Trustees would re-evaluate the Funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

ALTERNATIVE MINIMUM TAX

    While the interest on bonds issued to finance essential state and local government operations is generally exempt from regular federal income tax, interest on certain "private activity" bonds issued after August 7, 1986, while exempt from regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states.

    California Municipal Money Market and California High-Yield Municipal may each invest in private activity bonds. The interest on private activity bonds could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. The interest on California private activity securities is not subject to the California alternative minimum tax when it is earned (either directly or through investment in a mutual fund) by a California taxpayer. However, if either Fund were to invest in private activity securities of non-California issuers (due to a limited supply of appropriate California municipal obligations, for example), the interest on those securities would be included in California alternative minimum taxable income.

    All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's "adjusted current earnings."

    In addition, a deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

    The Trust will inform California Municipal Money Market and California High-Yield Municipal shareholders annually of the amount of distributions derived from interest payments on private activity bonds.

STATE AND LOCAL TAXES

    California law concerning the payment of exempt-interest dividends is similar to federal law. Assuming each Fund qualifies to pay exempt-interest dividends under federal and California law, and to the extent that dividends are derived from interest on tax-exempt bonds of California state or local governments, such dividends will also be exempt from California personal income tax. The Trust will inform shareholders annually as to the amount of distributions from each Fund that constitute exempt-interest dividends and dividends exempt from California personal income tax. The Funds' dividends are not exempt from California state franchise or corporate income taxes.

    The Funds' dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside California. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the Funds in this regard.

    The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the Funds are suitable investments.

ABOUT THE TRUST

    American Century California Tax-Free and Municipal Funds (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on February 18, 1983. American Century California Tax-Free and Municipal Funds was known as "Benham California Tax-Free and Municipal Funds" until January 1997.

    Currently, there are seven series (or Funds) of the Trust. The following table lists each Fund's current and prior name.


18                                               AMERICAN CENTURY INVESTMENTS


  FUND NAME AS OF JANUARY, 1997                       FORMER FUND NAME
--------------------------------------  ----------------------------------------

American Century--Benham California          Benham California Tax-Free
Tax-Free Money Market Fund                   Money Market Fund

American Century--Benham California          Benham California Municipal
Municipal Money Market Fund                  Money Market Fund

American Century--Benham California          Benham California Tax-Free
Limited-Term Tax-Free Fund                   Limited-Term Fund

American Century--Benham California          Benham California
Intermediate-Term Tax-Free Fund              Tax-Free Intermediate-Term Fund

American Century--Benham California          Benham California
Long-Term Tax-Free Fund                      Tax-Free Long-Term Fund

American Century--Benham California          Benham California Municipal
High-Yield Municipal Fund                    High-Yield Fund

American Century--Benham California          Benham California
Insured Tax-Free Fund                        Tax-Free Insured Fund


    Prior to September 1996, California Limited-Term Tax-Free was known as "Benham California Tax-Free Short-Term Fund." The Board of Trustees may create additional series from time to time.

    The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

    Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may be able to elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group.

    Each shareholder has rights to dividends and distributions declared by their series and to the net assets of such series upon its liquidation or dissolution proportionate to his or her share ownership interest in the series. Shares of each series have equal voting rights, although each series votes separately on matters affecting that series exclusively.

    Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

    CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N. A., 1000 Walnut, Kansas City, Missouri 64106, serve as custodians of the Funds' assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting


STATEMENT OF ADDITIONAL INFORMATION                                         19


portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining the Funds' investment policies or in determining which securities are sold or purchased by the Funds.

    INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors and provides services including the audit of the annual financial statements.

    For the fiscal year, which started on September 1, 1997, the Trustees of the Fund have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

TRUSTEES AND OFFICERS

    The Trust's activities are overseen by a Board of Trustees, including seven independent Trustees. The individuals listed on the next page whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, American Century Investment Management, Inc.; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust' s distribution agent, American Century Investment Services, Inc. (ACIS); the
parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the dates the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

    *JAMES M. BENHAM, Chairman of the Board of Trustees (1983), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of Benham Management Corporation (BMC) (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets

    ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

    RONALD J. GILSON, independent Trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern
Professor of Law and Business at Columbia University School of Law (1992); Counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

    MYRON S. SCHOLES, independent Trustee (1983). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

    KENNETH E. SCOTT, independent Trustee (1983). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

    ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

    *JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

    JEANNE D. WOHLERS, independent Trustee (1984). Ms. Wohlers is a private investor and an independent Director and partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief


20                                               AMERICAN CENTURY INVESTMENTS


Financial Officer of Sybase, Inc. (software company,  1988 to 1992).

OFFICERS

    *JAMES M. BENHAM, President and Chief Executive Officer (1996).

    *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ACS and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

    *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

    *C. JEAN WADE, Controller (1996).

    *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

    The table on the next page summarizes the compensation that the Trustees received for the Funds' fiscal year ended August 31, 1997, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

    As of November 28, 1997, the Funds' Trustees and officers, as a group, owned less than 1% of each Fund's total shares outstanding.

MANAGEMENT

    Each Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of each of the Funds on July 30, 1997.

    For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the Manager (the "Investment Category Fee"). For example, when calculating the fee for a Money Market Fund, all of the assets of the money market funds managed by the Manager are aggregated. The three investment categories are Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

    The schedules by which the Investment Category Fee are determined are as follows:


    MONEY MARKET FUNDS

Category Assets                                                       Fee Rate
-------------------------------------------------------------------------------
First $1 billion                                                       0.2700%
Next $1 billion                                                        0.2270%
Next $3 billion                                                        0.1860%
Next $5 billion                                                        0.1690%
Next $15 billion                                                       0.1580%
Next $25 billion                                                       0.1575%
Thereafter                                                             0.1570%
-------------------------------------------------------------------------------


    CALIFORNIA LIMITED-TERM TAX-FREE, CALIFORNIA INTERMEDIATE-TERM TAX-FREE, CALIFORNIA LONG-TERM TAX-FREE, CALIFORNIA INSURED TAX-FREE

Category Assets                                                       Fee Rate
-------------------------------------------------------------------------------
First $1 billion                                                       0.2800%
Next $1 billion                                                        0.2280%
Next $3 billion                                                        0.1980%
Next $5 billion                                                        0.1780%
Next $15 billion                                                       0.1650%
Next $25 billion                                                       0.1630%
Thereafter                                                             0.1625%
-------------------------------------------------------------------------------


    CALIFORNIA HIGH YIELD MUNICIPAL

Category Assets                                                        Fee Rate
-------------------------------------------------------------------------------
First $1 billion                                                       0.3100%
Next $1 billion                                                        0.2580%
Next $3 billion                                                        0.2280%
Next $5 billion                                                        0.2080%
Next $15 billion                                                       0.1950%
Next $25 billion                                                       0.1930%
Thereafter                                                             0.1925%
-------------------------------------------------------------------------------


    THE COMPLEX FEE SCHEDULE IS AS FOLLOWS:

Category Assets                                                        Fee Rate
-------------------------------------------------------------------------------
First $2.5 billion                                                      0.3100%
Next $7.5 billion                                                       0.3000%
Next $15.0 billion                                                      0.2985%
Next $25.0 billion                                                      0.2970%
Next $50.0 billion                                                      0.2960%
Next $100.0 billion                                                     0.2950%
Next $100.0 billion                                                     0.2940%
Next $200.0 billion                                                     0.2930%
Next $250.0 billion                                                     0.2920%
Next $500.0 billion                                                     0.2910%
Thereafter                                                              0.2900%
-------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION                                   21

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED AUGUST 31, 1997

                            Aggregate             Pension or              Estimated       Total Compensation
   Name of                Compensation        Retirement Benefits      Annual Benefits     From The American
   Trustee*              From The Fund          Accrued As Part        Upon Retirement      Century Family
                                                of Fund Expenses                               of Funds**
------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat $1,362  (Money Market)      Not Applicable        Not Applicable           $47,750
                     1,080  (MuniMM)
                       982  (Limited-Term)
                     1,363  (Intermediate-Term)
                     1,200  (Long-Term)
                     1,041  (High-Yield)
                     1,078  (Insured)
------------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson    $1,418  (Money Market)       Not Applicable        Not Applicable           $63,999
                     1,103  (MuniMM)
                       997  (Limited-Term)
                     1,421  (Intermediate-Term)
                     1,241  (Long-Term)
                     1,068  (High-Yield)
                     1,102  (Insured)
------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes    $1,215  (Money Market)       Not Applicable        Not Applicable           $64,500
                     1,012  (MuniMM)
                       947  (Limited-Term)
                     1,215  (Intermediate-Term)
                     1,101  (Long-Term)
                       992  (High-Yield)
                     1,012  (Insured)
------------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott    $1,687  (Money Market)       Not Applicable        Not Applicable           $73,023
                     1,221  (MuniMM)
                     1,063  (Limited-Term)
                     1,688  (Intermediate-Term)
                     1,422  (Long-Term)
                     1,161  (High-Yield)
                     1,219  (Insured)
------------------------------------------------------------------------------------------------------------------------
Ezra Solomon***       $398  (Money Market)       Not Applicable        Not Applicable           $65,583
                       334  (MuniMM)
                       313  (Limited-Term)
                       397  (Intermediate-Term)
                       361  (Long-Term)
                       326  (High-Yield)
                       334  (Insured)
------------------------------------------------------------------------------------------------------------------------
Isaac Stein         $1,402  (Money Market)       Not Applicable        Not Applicable           $65,000
                     1,096  (MuniMM)
                       993  (Limited-Term)
                     1,404  (Intermediate-Term)
                     1,229  (Long-Term)
                     1,060  (High-Yield)
                     1,095  (Insured)
------------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers   $1,526  (Money Market)       Not Applicable        Not Applicable           $68,000
                     1,151  (MuniMM)
                     1,022  (Limited-Term)
                     1,526  (Intermediate-Term)
                     1,311  (Long-Term)
                     1,100  (High-Yield)
                     1,149  (Insured)
------------------------------------------------------------------------------------------------------------------------

----------
*    Interested Trustees receive no compensation for their services as such.
** Includes compensation paid by the 15 investment company members of the American Century Family of Funds.
***  Retired December, 1996.


22                                                  AMERICAN CENTURY INVESTMENTS


    On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Funds' Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees of the Funds who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the Funds' Board of Trustees, or by a vote of a majority of the Funds' shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the Manager shall not be liable to the Funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the Manager and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the Funds and also for other clients advised by the Manager. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

    The Manager may aggregate purchase and sale orders of the Funds with purchase and sale orders of its other clients when the Manager believes that such aggregation provides the best execution for the Funds. The Funds' Board of Trustees has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Funds and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

    In addition to managing the Funds, the Manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century Quantitative Equity Funds and American Century International Bond Funds.

    Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Funds. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

    Investment management fees paid by each Fund for the fiscal periods ended August 31, 1997, 1996, and 1995, are indicated in the following table. Fee amounts are net of amounts reimbursed or recouped under the Funds' previous investment advisory agreement with Benham Management Corporation.


STATEMENT OF ADDITIONAL INFORMATION                                       23


                          Investment Management Fees*
--------------------------------------------------------------------------------
                                Fiscal           Fiscal              Fiscal
Fund                            1997              1996                1995
--------------------------------------------------------------------------------

California Tax-Free
Money Market                $1,309,574        $1,240,288          $1,118,609

California Municipal
Money Market                   564,212           563,912             638,989

California Limited-
Term Tax-Free                  346,562           294,665             320,571

California
Intermediate-
Term Tax-Free                1,340,435         1,249,491           1,219,371

California Long-Term
Tax-Free                       920,960           833,863             788,383

California High-Yield
Municipal                      527,834           379,805             317,026

California Insured
Tax-Free                       584,652           544,813             505,500
--------------------------------------------------------------------------------
*Net of reimbursements.


TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the Manager. The Manager pays American Century Services Corporation for such services.

    Prior  to  August  1,  1997,  the  Funds  paid  American   Century  Services
Corporation directly for its services as transfer agent and administrative services agent.

    Administrative service and transfer agent fees paid by each Fund for the fiscal years ended August 31, 1997, 1996, and 1995, are indicated in the following tables. Fee amounts are net of expense limitations in effect at the time.

                               Administrative Fees
--------------------------------------------------------------------------------
                                Fiscal           Fiscal              Fiscal
Fund                            1997              1996                1995
--------------------------------------------------------------------------------
California Tax-Free
Money Market                  $368,680          $409,257            $372,776

California Municipal
Money Market                   160,175           186,076             213,037

California Limited-
Term Tax-Free                   94,859            97,232             106,880

California
Intermediate-
Term Tax-Free                  373,977           412,298             406,453

California Long-Term
Tax-Free                       256,250           275,154             262,741

California High-Yield
Municipal                      142,879           125,323             105,659

California Insured
Tax-Free                       163,254           179,812             168,491
--------------------------------------------------------------------------------


                              Transfer Agent Fees
--------------------------------------------------------------------------------
                                Fiscal           Fiscal              Fiscal
Fund                            1997              1996                1995
--------------------------------------------------------------------------------

California Tax-Free
Money Market                  $190,056          $229,922           $245,317

California Municipal
Money Market                   112,925          145,450             157,812

California Limited-
Term Tax-Free                   39,157           47,787              60,682

California
Intermediate-
Term Tax-Free                  164,081          188,108             195,808

California Long-Term
Tax-Free                       108,533          119,915             125,758

California High-Yield
Municipal                       70,935           70,036              66,032

California Insured
Tax-Free                        78,485           91,516              95,075
--------------------------------------------------------------------------------


24                                                  AMERICAN CENTURY INVESTMENTS


DISTRIBUTION OF FUND SHARES

    The Funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    While the Funds are designed for California investors, they are also offered for sale to investors in certain other western states.

    The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

    American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in the Manager' s opinion, such rejection or limitation is in the Trust's or a series' best interest.

    As of November 28, 1997, to the Funds' knowledge, no shareholder was the record holder or beneficial owner of 5% or more of a Fund's total outstanding shares except for those listed below.

                                       California Intermediate-Term
Fund                                   Tax-Free
--------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94101
--------------------------------------------------------------------------------
# of Shares Held                       5,739,593
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            14.9%
--------------------------------------------------------------------------------


Fund                                   California Long-Term Tax-Free
--------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94101
--------------------------------------------------------------------------------
# of Shares Held                       1,792,649
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            6.7%
--------------------------------------------------------------------------------


Fund                                   California High-Yield Municipal
--------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94101
--------------------------------------------------------------------------------
# of Shares Held                       2,995,086
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            13.7%
--------------------------------------------------------------------------------


Fund                                   California Insured Tax-Free
--------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94101
--------------------------------------------------------------------------------
# of Shares Held                       1,123,069
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            6%
--------------------------------------------------------------------------------


Fund                                   California Limited-Term
                                       Tax-Free
--------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94101
--------------------------------------------------------------------------------
# of Shares Held                       2,169,419
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            17.2%
--------------------------------------------------------------------------------
Shareholder Name and                   Bank of America
Address                                P.O. Box 513577
                                       Los Angeles, CA 90051
--------------------------------------------------------------------------------
# of Shares Held                       1,328,888
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            10.5%
--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION                                  25


    ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

    Share purchases and redemptions are governed by California law.

OTHER INFORMATION

    For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

MUNICIPAL SECURITIES RATINGS

    Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S  MUNICIPAL BOND RATINGS:

    AAA: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    BAA: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    BA: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

    CAA: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

    CA: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


26                                               AMERICAN CENTURY INVESTMENTS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF NOTES AND VARIABLE-RATE DEMAND OBLIGATIONS:

    Moody's  ratings  for  state  and  municipal   short-term   obligations  are
designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

    MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S  TAX-EXEMPT COMMERCIAL PAPER
RATINGS:

    Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

    PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

    PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

    AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

    A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

    BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

    B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category


STATEMENT OF ADDITIONAL INFORMATION                                       27


is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

    CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

    C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

    D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

    SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S RATINGS  FOR MUNICIPAL BONDS:

INVESTMENT GRADE

    AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

    A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

SPECULATIVE

    BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

    B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's lim-


28                                             AMERICAN CENTURY INVESTMENTS


ited margin or safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C: Bonds are in imminent default in payment of interest or principal.

    DDD/DD/D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

    PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S RATINGS FOR INVESTMENT-GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

    F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

QUALITY OF PORTFOLIO SECURITIES HELD BY THE VARIABLE PRICE FUNDS

    The table below provides a summary of ratings assigned to obligations held by each of the Variable Price Funds. These figures are dollar-weighted averages of month-end holdings during fiscal 1996, presented as a percentage of total investments. For obligations with different ratings assigned by different rating agencies, the highest rating assigned is the one relied upon to create this table. The percentages are historical and are not necessarily indicative of current or future portfolio holdings, which may vary in quality.


                            Aaa/      Aa/             Baa/
                            AAA       AA        A      BBB          NR
------------------------------------------------------------------------------
California Limited-
Term Tax-Free               65%       14%      21%      -           -
------------------------------------------------------------------------------
California Intermediate-
Term Tax-Free               69%       14%      17%      -           -
------------------------------------------------------------------------------
California Long-
Term Tax-Free               47%       15%      38%      -           -
------------------------------------------------------------------------------
California High-Yield
Municipal                   23%        2%      27%     16%         32%
------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION                              29


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com

                            [american century logo]
                                    American
                                Century(reg.sm)

9712           [recycled logo]
SH-BKT-10346      Recycled

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS


1933 Act Post-Effective Amendment No. 25
1940 Act Amendment No. 29
--------------------------------------------------------------------------------

PART C            OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS. Audited financial statements for each series of the Trust for the fiscal year ended August 31, 1997, are filed herein as included in the Trust's Statement of Additional Information by reference to the Annual Report dated August 31, 1997, filed on October 29, 1997 (Accession # 717316-99-000009).

(b)      EXHIBITS.

         (1)      (a)  Amended  Declaration  of Trust  dated  May 31,  1995,  is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 22 filed on October 27, 1995 (Accession # 717316-95-000007).

                  (b) Amendment to the Declaration of Trust is included herein.

         (2) Amended and Restated Bylaws dated May 17, 1995 are incorporated herein by reference to Exhibit 2(d) of Post-Effective Amendment No. 22 filed on October 27, 1995 (Accession # 717316-95-000007).

         (3)      Not applicable.

         (4)      Specimen   copy  of   Limited-Term   Tax-Free   Fund's   share
                  certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 16.

         (5) Investment Class Management Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust filed on July 31, 1997 (Accession # 773674-97-000014).

         (6)      Distribution  Agreement  between American  Century  California
                  Tax-Free and Municipal Funds and American Century Investment Services, Inc. dated as of August 1, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust filed on July 31, 1997 (Accession # 773674-97-000014).

         (7)      Not applicable.

         (8) Custodian Agreement between American Century California Tax-Free and Municipal Funds and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to
                  Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement of American Century Government Income Trust filed on February 7, 1997 (Accession # 0000773674-97-000002).

         (9) Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust filed on July 31, 1997 (Accession #773674-97-000014).

         (10) Opinion and consent of counsel as to the legality of the securities being registered, dated October 22, 1997 is incorporated herein by reference to Rule 24f-2 Notice filed on October 22, 1997 (Accession # 717316-97-000008).

         (11) Consent of KPMG Peat Marwick, LLP, independent auditors, is included herein.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Not applicable.

         (16)     Schedule  for  computation  of  each   performance   quotation
                  provided in response to Item 22 is included herein.

         (17)     Power of Attorney dated February 28, 1997, is included herein.

Item 25. Persons Controlled by or Under Control with Registrant.

Not applicable

Item 26. Number of Holders of Securities.

As of October 31, 1997, each Series of the Registrant had the following number of record shareholders.

          California Municipal Money Market Fund                        3367
          California Tax-Free Money Market Fund                         6275
          California Tax-Free Limited-Term Fund                         1402
          California Tax-Free Intermediate-Term Fund                    6203
          California Tax-Free Long-Term Fund                            4377
          California Municipal High-Yield Fund                          2841
          California Tax-Free Insured Fund                              3217

Item 27. Indemnification.

As stated in Article VII, Section 3 of the Declaration of Trust, incorporated herein by reference to Exhibit 1 to the Registration Statement, "The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Trust assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit, or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust. The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution adopted by the Board of Trustees."

Registrant hereby  incorporates by reference,  as though set forth fully herein,
Article VI of the  Registrant's  Bylaws,  amended on May 17, 1995,  appearing as
Exhibit 2 to Post-Effective Amendment No. 23.

Item 28. Business and Other Connections of Investment Advisor.

American Century Investment Management, Inc., the investment manager to each of the Registrant's Funds, is engaged in the business of managing investments for deferred compensation plans and other institutional investors.

Item 29. Principal Underwriters.

The Registrant's distribution agent, American Century Investment Services, Inc., is distribution agent to American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century Municipal Trust, American Century Target Maturities Trust, American Century Quantitative Equity Funds, American Century International Bond Funds, American Century Investment Trust, American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. The information required with respect to each director, officer or partner of American Century Investment Services, Inc. is incorporated herein by reference to American Century Investment Services, Inc. Form B-D filed on November 21, 1985 (SEC File No. 8-35220; Firm CRD No. 17437).

Item 30. Location of Accounts and Records.

American Century Investment Management, Inc., the Registrant and its agent for transfer and administrative services, American Century Services Corporation, maintain their principal office at 4500 Main St., Kansas City, MO 64111.
American Century Services Corporation maintains physical possession of each account, book, or other document, and shareholder records as required by ss.31(a) of the 1940 Act and rules thereunder. The computer and data base for shareholder records are located at Central Computer Facility, 401 North Broad Street, Sixth Floor, Philadelphia, PA 19108.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 25/Amendment No. 29 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, and State of California, on the 12th day of December, 1997. I hereby certify that this Amendment meets the requirements for immediate effectiveness pursuant to Rule 485(b).

                     AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS


                     By:  /s/ Douglas A. Paul
                          Douglas A. Paul
                          Secretary, Vice President, and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25/Amendment No. 29 has been signed below by the following persons in the capacities and on the dates indicated.

                                                                                   Date
*                                    Chairman of the Board of Trustees,            December 12, 1997
---------------------------------    President and Chief Executive Officer
James M. Benham

*                                    Trustee                                       December 12, 1997
---------------------------------
Albert A. Eisenstat

*                                    Trustee                                       December 12, 1997
---------------------------------
Ronald J. Gilson

*                                    Trustee                                       December 12, 1997
---------------------------------
Myron S. Scholes

*                                    Trustee                                       December 12, 1997
---------------------------------
Kenneth E. Scott

*                                    Trustee                                       December 12, 1997
---------------------------------
Isaac Stein

*                                    Trustee                                       December 12, 1997
---------------------------------
James E. Stowers III

*                                    Trustee                                       December 12, 1997
---------------------------------
Jeanne D. Wohlers

*                                    Chief Financial Officer, Treasurer            December 12, 1997
---------------------------------
Maryanne Roepke


/s/ Douglas A. Paul
*by Douglas A. Paul, Attorney in Fact (pursuant to a Power of Attorney dated February 28, 1997).